Exhibit 10.2

HUDSON PACIFIC PROPERTIES, L.P.

$425,000,000

4.34% Series A Guaranteed Senior Notes due January 2, 2023

4.69% Series B Guaranteed Senior Notes due December 16, 2025

4.79% Series C Guaranteed Senior Notes due December 16, 2027

NOTE PURCHASE AGREEMENT

Dated as of November 16, 2015

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SCHEDULE A	—	DEFINED TERMS

SCHEDULE 1(a)	—	FORM OF 4.34% SERIES A GUARANTEED SENIOR NOTE DUE JANUARY 2, 2023

SCHEDULE 1(b)	—	FORM OF 4.69% SERIES B GUARANTEED SENIOR NOTE DUE DECEMBER 16, 2025

SCHEDULE 1(c)	—	FORM OF 4.79% SERIES C GUARANTEED SENIOR NOTE DUE DECEMBER 16, 2027

SCHEDULE 4.4(a)(1)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR HUDSON REIT AND THE COMPANY

SCHEDULE 4.4(a)(2)	—	FORM OF OPINION OF SPECIAL MARYLAND COUNSEL FOR HUDSON REIT AND THE COMPANY

SCHEDULE 4.4(b)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

SCHEDULE 5.3	—	DISCLOSURE MATERIALS

SCHEDULE 5.4	—	SUBSIDIARIES OF HUDSON REIT AND OWNERSHIP OF SUBSIDIARY STOCK

SCHEDULE 5.5	—	FINANCIAL STATEMENTS

SCHEDULE 5.10(a)	—	PROPERTIES; LIENS

SCHEDULE 5.15	—	EXISTING INDEBTEDNESS

SCHEDULE B	—	INFORMATION RELATING TO PURCHASERS

EXHIBIT PG	—	FORM OF PARENT GUARANTY

EXHIBIT SG	—	FORM OF SUBSIDIARY GUARANTY

HUDSON PACIFIC PROPERTIES, L.P.

11601 Wilshire Blvd., 6th Floor

Los Angeles, California 90025-0317

4.34% Series A Guaranteed Senior Notes due January 2, 2023

4.69% Series B Guaranteed Senior Notes due December 16, 2025

4.79% Series C Guaranteed Senior Notes due December 16, 2027

Dated as of November 16, 2015

TO EACH OF THE PURCHASERS

LISTED IN SCHEDULE B HERETO:

Ladies and Gentlemen:

HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (together with any successor thereto that becomes a party hereto pursuant to Section 10.2, the “Company”), agrees with each of the Purchasers as follows:

SECTION 1.	AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of $425,000,000 aggregate principal amount of its Guaranteed Senior Notes, of which $110,000,000 aggregate principal amount shall be its 4.34% Series A Guaranteed Senior Notes due January 2, 2023 (the “Series A Notes”), $259,000,000 aggregate principal amount shall be its 4.69% Series B Guaranteed Senior Notes due December 16, 2025 (the “Series B Notes”), and $56,000,000 aggregate principal amount shall be its 4.79% Series C Guaranteed Senior Notes due December 16, 2027 (the “Series C Notes”; the Series A Notes, the Series B Notes and the Series C Notes, as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, the “Notes”). The Notes shall be substantially in the respective forms set out in Schedule 1(a), 1(b) and 1(c). Certain capitalized and other terms used in this Agreement are defined in Schedule A. References to a “Schedule” or an “Exhibit” are references to a Schedule or an Exhibit attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified.

SECTION 2.	SALE AND PURCHASE OF NOTES.

Section 2.1. Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes of the series and in the principal amount specified opposite such Purchaser’s name in Schedule B at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2. Guaranty. The obligations of the Company hereunder and under the Notes shall have the benefit of that certain Guaranty Agreement to be dated as of the date of the Closing from Hudson REIT (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Parent Guaranty”) substantially in the form of Exhibit PG.

SECTION 3.	EXECUTION; CLOSING.

The execution and delivery of this Agreement shall occur on November 16, 2015 (the “Execution Date”). The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, 666 Fifth Avenue, 17th Floor, New York, New York 10103, at 11:00 a.m., New York, New York time, at a closing (the “Closing”) on December 16, 2015. At the Closing, the Company will deliver to each Purchaser the Notes of each series to be purchased by such Purchaser in the form of a single Note of such series (or such greater number of Notes of such series in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer to the account of the Company set forth in the funding instructions delivered by the Company in accordance with Section 4.10. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Company to tender such Notes.

SECTION 4.	CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties.

(a) Representations and Warranties of the Company. The representations and warranties of the Company in this Agreement shall be correct (1) on the Execution Date and (2) in all material respects on the date of the Closing (except to the extent any such representation and warranty includes a materiality, Material or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects); provided that, with respect to the Closing, the Company shall be permitted to make additions and deletions to Schedules 5.4 and/or 5.15 after the Execution Date but prior to the date of the Closing (and any reference herein to any such Schedule shall be deemed to be a reference to such Schedule as so modified), so long as (i) the Company shall have provided an updated copy of the relevant Schedules to such Purchaser not less than five Business Days prior to the date of the Closing and (ii)(A) in the case of Schedule 5.4, any such additions or deletions are not adverse to the interests of the Purchasers in any material respect and (B) in the case of Schedule 5.15, after giving effect to such additions and deletions, immediately before and immediately after giving effect to the issue and sale of the Notes, the Company shall be in compliance with Section 10.5 and each Additional Covenant then in effect.

(b) Representations and Warranties of Hudson REIT. The representations and warranties of Hudson REIT in the Parent Guaranty shall be correct (1) on the Execution Date and (2) in all material respects on the date of the Closing (except to the extent any such representation and warranty includes a materiality, Material or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects).

Section 4.2. Performance; No Default. Hudson REIT and the Company shall have performed and complied with all agreements and conditions contained in this Agreement and the Parent Guaranty required to be performed or complied with by it prior to or at the Closing and before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither Hudson REIT, the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate of the Company. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate of the Company. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (1) the resolutions attached thereto and other limited partnership proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (2) the Company’s organizational documents as then in effect.

(c) Officer’s Certificate of Hudson REIT. Hudson REIT shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying as to Hudson REIT that the conditions specified in Sections 4.1(b), 4.2 and 4.9 have been fulfilled.

(d) Secretary’s Certificate of Hudson REIT. Hudson REIT shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (1) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Parent Guaranty and (2) Hudson REIT’s organizational documents as then in effect.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from (1) Latham & Watkins LLP, counsel for Hudson REIT and the Company, covering the matters set forth in Schedule 4.4(a)(1) and covering such other customary matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request, and (2) Venable LLP, special Maryland counsel for Hudson REIT and the Company, covering the matters set forth in Schedule 4.4(a)(2) and covering such other customary matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinions to the Purchasers) and (b) from Schiff Hardin LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the Execution Date. If requested by such Purchaser at least five Business Days prior to the date of the Closing, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule B.

Section 4.7. Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before the Execution Date and the date of the Closing the reasonable and documented fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least two Business Days prior to such date.

Section 4.8. Private Placement Numbers. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of the Notes.

Section 4.9. Changes in Corporate Structure; Change in Control. Neither Hudson REIT nor the Company shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5. No Change in Control shall have occurred.

Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, such Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company directing the manner of payment of the purchase price for the Notes and setting forth (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11. Parent Guaranty. Such Purchaser shall have received a copy of the Parent Guaranty which shall have been duly authorized, executed and delivered by Hudson REIT.

Section 4.12. Material Credit Facilities. Such Purchaser or its special counsel shall have received a copy of each Material Credit Facility as in effect on the date of the Closing, which copy shall be certified as true, correct and complete and which certificate shall identify each Additional Covenant then in effect in such Material Credit Facility.

Section 4.13. Proceedings and Documents. All corporate, limited partnership and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser on the Execution Date and on the date of the Closing that:

Section 5.1. Organization; Power and Authority.

(a) The Company is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign limited partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the limited partnership power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

(b) Hudson REIT is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Hudson REIT has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Parent Guaranty and to perform the provisions thereof.

Section 5.2. Authorization, Etc.

(a) This Agreement and the Notes have been duly authorized by all necessary limited partnership action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The Parent Guaranty has been duly authorized by all necessary corporate action on the part of Hudson REIT, and the Parent Guaranty constitutes a legal, valid and binding obligation of Hudson REIT enforceable against Hudson REIT in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Company, through its agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated September 2015 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of Hudson REIT and its Subsidiaries. This Agreement, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company prior to September 18, 2015 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided that, with respect to projections, estimates and other forward-looking information, the Company represents only that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time. Except as disclosed in the Disclosure Documents, since December 31, 2014, there has been no change in the financial condition, operations, business or properties of Hudson REIT, the Company or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 (as such Schedule may be updated pursuant to Section 4.1(a)) contains (except as noted therein) complete and correct lists of (1) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the nature and percentage of shares of each class of its capital stock or similar Equity Interests outstanding owned by the Company and each Subsidiary, (2) the Company’s Affiliates, other than Subsidiaries and identifying each Unconsolidated Affiliate, and (3) the directors and senior officers of Hudson REIT and the Company.

(b) All of the outstanding shares of capital stock or similar Equity Interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes and customary limitations imposed by the terms of agreements governing Nonrecourse Indebtedness) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar Equity Interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of Hudson REIT and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of Hudson REIT and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of footnotes). Hudson REIT and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc.

(a) The execution, delivery and performance by the Company of this Agreement and the Notes will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of Hudson REIT, the Company or any Subsidiary Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which Hudson REIT, the Company or any Subsidiary Guarantor is bound or by which Hudson REIT, the Company or any Subsidiary Guarantor or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to Hudson REIT, the Company or any Subsidiary Guarantor or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to Hudson REIT, the Company or any Subsidiary Guarantor.

(b) The execution, delivery and performance by Hudson REIT of the Parent Guaranty will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of Hudson REIT, the Company or any Subsidiary Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which Hudson REIT, the Company or any Subsidiary Guarantor is bound or by which Hudson REIT, the Company or any Subsidiary Guarantor or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to Hudson REIT, the Company or any Subsidiary Guarantor or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to Hudson REIT, the Company or any Subsidiary Guarantor.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by (a) the Company of this Agreement or the Notes or (b) Hudson REIT of the Parent Guaranty, in each case, except for consents, approvals, authorizations, registrations, filings and declarations which have been duly obtained, taken, given or made and are in full force and effect.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened in writing against or affecting Hudson REIT, the Company or any Subsidiary or any property of Hudson REIT, the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Neither Hudson REIT, the Company nor any Subsidiary is (1) in default under any agreement or instrument to which it is a party or by which it is bound, (2) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (3) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) To the best knowledge of the Company, there are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to, Hudson REIT, the Company or any Subsidiary except for those that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes.

(a) Hudson REIT, the Company and each Subsidiary have filed all federal and state income tax returns and other material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (1) the amount of which, individually or in the aggregate, is not Material or (2) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which Hudson REIT, the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no reasonable basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of Hudson REIT, the Company and each Subsidiary in respect of U.S. federal, state or other taxes for all fiscal periods are adequate in accordance with GAAP. The U.S. federal income tax liabilities of Hudson REIT, the Company and each Subsidiary have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2010.

(b) Hudson REIT has operated, and intends to continue to operate in a manner so as to permit it to qualify as a REIT. Hudson REIT has elected treatment as a REIT. Each Subsidiary of Hudson REIT is either (1) a “qualified REIT subsidiary” within the meaning of Section 856(i) of the Code, (2) a REIT, (3) a Taxable REIT Subsidiary, (4) a partnership under Treasury Regulation Section 301.7701-3 or (5) an entity disregarded as a separate entity from its owner under Treasury Regulation Section 301.7701-3.

Section 5.10. Title to Property; Leases.

(a) As of the Execution Date, Schedule 5.10(a) is a complete and correct list of all Properties, setting forth for each Property (1) the occupancy status of such Property as of September 30, 2015, (2) whether such Property is Construction-in-Progress or a Renovation Property and, if such Property is Construction-in-Progress or a Renovation Property, the status of completion of such Property, (3) whether such Property is an Eligible Property, (4) whether a Ground Lease is in effect for such Property and (5) whether such Property is an Unencumbered Pool Property.

(b) Hudson REIT, the Company and each Material Subsidiary has good, marketable and legal title to, or a valid leasehold interest in, its respective assets.

(c) No Eligible Property is subject to any Lien other than Permitted Liens (or, to the extent they are Liens, Negative Pledges permitted by Section 10.4) and each Eligible Property satisfies all of the requirements for being an Eligible Property.

Section 5.11. Licenses, Permits, Etc.

(a) Hudson REIT, the Company and each Subsidiary own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b) To the best knowledge of the Company, no product or service of Hudson REIT, the Company or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c) To the best knowledge of the Company, there is no Material violation by any Person of any right of Hudson REIT, the Company or any Subsidiary with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by Hudson REIT, the Company or any Subsidiary.

Section 5.12. Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA (other than for PBGC premiums due but not delinquent under Section 4007 of ERISA) or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Pension Plans (other than Multiemployer Plans), determined as of the end of such Pension Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Pension Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Pension Plan allocable to such benefit liabilities by more than $15,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of Hudson REIT, the Company and each Subsidiary is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13. Private Offering by the Company. Neither Hudson REIT or the Company nor anyone acting on their behalf has offered the Notes, the Parent Guaranty or any similar Securities for sale to, or solicited any offer to buy the Notes, the Parent Guaranty or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 52 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither Hudson REIT or the Company nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the execution and delivery of the Parent Guaranty to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder as set forth in the Memorandum. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock or to extend credit to others for the purposes of buying or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens.

(a) Except as described therein, Schedule 5.15 (as such Schedule may be updated pursuant to Section 4.1(a)) sets forth a complete and correct list of all outstanding Indebtedness of Hudson REIT, the Company and each Subsidiary as of September 30, 2015 (including descriptions of the obligors and obligees (or the agent, trustee or other entity acting in a similar capacity), principal amounts outstanding, any collateral therefor and any Guaranties thereof (other than Guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities and other similar customary exceptions to recourse liability or exceptions relating to bankruptcy, insolvency, receivership or other similar events, provided that the obligations under such Guaranty have not become due and payable)), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of Hudson REIT, the Company or any Subsidiary. Neither Hudson REIT, the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of

Hudson REIT, the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of Hudson REIT, the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, neither Hudson REIT, the Company nor any Subsidiary has agreed or consented to cause or permit, at any time after the Execution Date, any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by this Agreement.

(c) Neither Hudson REIT, the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of Hudson REIT, the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of Hudson REIT or the Company, except as disclosed in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc.

(a) Neither the Company nor any Controlled Entity is (1) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”), (2) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (i) any OFAC Listed Person or (ii) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (3) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, CISADA or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (1), clause (2) or clause (3), a “Blocked Person”). Neither the Company nor any Controlled Entity has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (1) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (2) otherwise in violation of U.S. Economic Sanctions.

(c) Neither the Company nor any Controlled Entity (1) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (2) to the Company’s actual knowledge after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (3) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (4) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. Each of Hudson REIT and the Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions.

(d) (1) Neither the Company nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union;

(2) To the Company’s actual knowledge after making due inquiry, neither the Company nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Governmental Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any Purchaser or holder to be in violation of any law or regulation applicable to such Purchaser or holder; and

(3) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage. Each of Hudson REIT and the Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws.

Section 5.17. Status under Certain Statutes. Neither Hudson REIT, the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Environmental Matters.

(a) Neither Hudson REIT, the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against Hudson REIT, the Company or any Subsidiary or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither Hudson REIT, the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c) Neither Hudson REIT, the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d) Neither Hudson REIT, the Company nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e) All buildings on all real properties now owned, leased or operated by Hudson REIT, the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 5.19. Solvency. Hudson REIT and the Company collectively are, and Hudson REIT and its Subsidiaries on a consolidated basis are, Solvent.

Section 5.20. Unencumbered Pool Properties. Each Unencumbered Pool Property included in calculations of the Unencumbered Asset Value satisfies all of the requirements for being in the Unencumbered Pool.

SECTION 6.	REPRESENTATIONS OF THE PURCHASERS.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 or (2) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (1) the identity of such QPAM and (2) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (1) the identity of such INHAM and (2) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 6.3. Accredited Investor. Each Purchaser severally represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”). Each Purchaser further severally represents that such Purchaser has had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of the sale of the Notes.

SECTION 7.	INFORMATION AS TO HUDSON REIT AND THE COMPANY.

Section 7.1. Financial and Business Information. The Company shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:

(a) Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of Hudson REIT’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether Hudson REIT is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of Hudson REIT (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(1) a consolidated unaudited balance sheet of Hudson REIT and its Subsidiaries as at the end of such quarter, and

(2) consolidated unaudited statements of income, changes in shareholders’ equity and cash flows of Hudson REIT and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of Hudson REIT as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of Hudson REIT’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements — within 105 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of Hudson REIT’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether Hudson REIT is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of Hudson REIT, duplicate copies of,

(1) a consolidated balance sheet of Hudson REIT and its Subsidiaries as at the end of such year, and

(2) consolidated statements of income, changes in shareholders’ equity and cash flows of Hudson REIT and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of Hudson REIT’s Form 10-K for such fiscal year (together with Hudson REIT’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (1) each financial statement, report, notice or proxy statement sent by Hudson REIT, the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (2) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by Hudson REIT, the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by Hudson REIT, the Company or any Subsidiary to the public concerning developments that are Material, provided that the prompt delivery upon their becoming available of copies of any item described in this clause (2) and filed with the SEC shall be deemed to satisfy the requirements of this clause (2);

(d) Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer of the Company becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five days after a Responsible Officer of the Company becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(1) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(2) the institution by the PBGC, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(3) any event, transaction or condition that results in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA (other than for PBGC premiums due but not delinquent under Section 4007 of ERISA) or the penalty or excise tax provisions of the Code relating to employee pension benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to Hudson REIT, the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g) Resignation or Replacement of Independent Auditors — within 10 days following the date on which Hudson REIT’s independent auditors resign or Hudson REIT elects to change independent auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may reasonably request;

(h) Change in Senior Management — prompt notice of any change in the senior management of Hudson REIT or the Company;

(i) Calculation of Ownership Share — promptly upon the request of such Purchaser or holder (but no more frequently than once per fiscal year unless an Event of Default then exists), evidence of the Company’s calculation of Hudson REIT’s Ownership Share with respect to an Unconsolidated Affiliate, such evidence to be reasonably satisfactory to such Purchaser or holder;

(j) Change in Rating — promptly upon any change in the rating assigned by S&P, Moody’s, Fitch or any other nationally recognized statistical rating organization to Hudson REIT’s senior, unsecured, long-term Indebtedness, a certificate stating that such credit rating has changed and the new credit rating that is in effect; and

(k) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of Hudson REIT, the Company or any Subsidiary (including, but without limitation, actual copies of Hudson REIT’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes or any Guarantor to perform its obligations under its Guaranty Agreement as from time to time may be reasonably requested by any such Purchaser or holder of a Note.

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a Purchaser or holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer of Hudson REIT:

(a) Covenant Compliance — setting forth (1) the information from such financial statements that is required in order to establish whether the Company was in compliance with the requirements of Section 10.5 and each Additional Covenant during the quarterly or annual period covered by the statements then being furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section or Additional Covenant, and the calculation of the amount, ratio or percentage then in existence and (2) a list of the assets included in the calculation of Unencumbered Asset Value. In the event that Hudson REIT, the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;

(b) Funds From Operations — setting forth (1) a statement of Funds From Operations during the quarterly or annual period covered by the statements being furnished and (2) a report of newly acquired Properties during such period, including the Net Operating Income, cost and mortgage debt, if any, of each such Property;

(c) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of Hudson REIT, the Company and each Subsidiary from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of Hudson REIT, the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action Hudson REIT, the Company or such Subsidiary shall have taken or proposes to take with respect thereto; and

(d) Material Credit Facility Subsidiary Guarantors – certifying as to the name of each Subsidiary, if any, that is a guarantor in respect of a Material Credit Facility as of the last day of the period covered by such certificate.

Section 7.3. Visitation. The Company will permit, and will cause Hudson REIT to permit, the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or holder and upon reasonable prior notice to Hudson REIT or the Company, as the case may be, but only once for each Purchaser and each holder during any fiscal year (in addition to any visit with the independent public accountants described below) to visit the principal executive office of Hudson REIT or the Company, to discuss the affairs, finances and accounts of Hudson REIT, the Company and each Subsidiary with Hudson REIT’s or the Company’s officers, and (with the consent of Hudson REIT or the Company, as the case may be, which consent will not be unreasonably withheld)

its independent public accountants (it being understood and agreed that only one such request for a discussion with the independent public accountants of Hudson REIT and the Company may be made per fiscal year by all Purchasers and holders of Notes, such discussion shall be held on or around the end of the SAS 100 review period and that representatives of Hudson REIT and the Company shall be entitled to be present at any such discussion), and (with the consent of Hudson REIT or the Company, as the case may be, which consent will not be unreasonably withheld) to visit the other offices and properties of Hudson REIT, the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of Hudson REIT, the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes and has caused Hudson REIT to authorize said accountants to discuss the affairs, finances and accounts of Hudson REIT, the Company and each Subsidiary, provided that representatives of Hudson REIT and the Company shall be entitled to be present at any such discussion), all at such times and as often as may be requested.

Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies or causes to be satisfied any of the following requirements with respect thereto:

(a) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each Purchaser and each holder of a Note by e-mail;

(b) Hudson REIT shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 accessible from its home page on the internet, which is located at http://hudsonpacificproperties.com as of the Execution Date;

(c) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate satisfying the requirements of Section 7.2 are timely posted by or on behalf of Hudson REIT on IntraLinks or on any other similar website to which each Purchaser and each holder of Notes has free access; or

(d) Hudson REIT shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items accessible from its home page on the internet or on IntraLinks or on any other similar website to which each Purchaser and each holder of Notes has free access;

provided however, that in the case of any of clauses (b), (c) or (d), the Company shall have given each Purchaser and each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any Purchaser or holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such Purchaser or holder.

SECTION 8.	PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount, if any, determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Company as to the estimated Make-Whole Amount, if any, due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Any such notice of prepayment delivered in connection with a refinancing, the proceeds of which are to be used to make such prepayment, may be made, if expressly so stated in such notice to be, contingent upon the consummation of such refinancing and may be revoked by the Company in the event such refinancing is not consummated, provided that such notice of revocation is in writing and no notice of prepayment may be revoked after the third Business Day prior to the date specified in such notice of prepayment for the prepayment of the Notes. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of one of its Senior Financial Officers specifying the calculation of such Make-Whole Amount as of the specified prepayment date. Notwithstanding the foregoing, if the scheduled prepayment date for the prepayment of any Note pursuant to this Section 8.2 is 15 days or less from its Maturity Date, then no Make-Whole Amount shall be due and payable in connection with such prepayment.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. In the case of any partial prepayment of the Notes pursuant to Section 8.7, the principal amount of the Notes to be prepaid shall be allocated only among the Notes of the holders that have elected to participate in such prepayment.

Section 8.4. Maturity; Surrender, Etc. In the case of each optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called

Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7. Offer to Prepay Notes in the Event of a Change in Control

(a) Notice of Change in Control. The Company will, not later than 10 Business Days after any Responsible Officer thereof has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control (a “Change in Control Notice”) to each holder of Notes. Each Change in Control Notice shall contain and constitute an offer by the Company to prepay the Notes as described in Section 8.7(b) and shall be accompanied by the certificate described in Section 8.7(f).

(b) Offer to Prepay Notes. The offer to prepay Notes contemplated by Section 8.7(a) shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, Notes held by each holder on a date specified in such offer (the “Change in Control Proposed Prepayment Date”), which date shall be a Business Day not less than 30 days and not more than 60 days after the date of such offer (or if the Change in Control Proposed Prepayment Date shall not be specified in such offer, the Change in Control Proposed Prepayment Date shall be the Business Day nearest to the 30th day after the date of such offer).

(c) Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company no fewer than 10 days prior to the Change in Control Proposed Prepayment Date. A failure by a holder of Notes to so respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with accrued and unpaid interest on such Notes accrued to the date of prepayment but without any Make-Whole Amount or premium. The prepayment shall be made on the Change in Control Proposed Prepayment Date, except as provided by Section 8.7(e).

(e) Deferral Pending Change in Control. If the Change in Control Notice is delivered prior to the occurrence of the Change in Control, the obligation of the Company to prepay Notes pursuant to the offers required by Section 8.7(b) and accepted in accordance with Section 8.7(c) is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Change in Control Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on the date on which, such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (1) any such deferral of the date of prepayment, (2) the date on which such Change in Control and the prepayment are expected to occur and (3) any determination by Hudson REIT that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change in Control automatically shall be deemed rescinded without penalty or other liability).

(f) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying (1) the Change in Control Proposed Prepayment Date, (2) that such offer is made pursuant to this Section 8.7 and that failure by a holder to respond to such offer by the deadline established in Section 8.7(c) shall result in such offer to such holder being deemed rejected, (3) the principal amount of each Note offered to be prepaid, (4) the interest that would be due on each Note offered to be prepaid, accrued to the Change in Control Proposed Prepayment Date, (5) that the conditions of this Section 8.7 required to be fulfilled prior to the giving of the Change in Control Notice have been fulfilled and (6) in reasonable detail, the general nature and date of the Change in Control.

(g) “Change in Control” means:

(1) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) excluding the Specified Existing Investors, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total voting power of the then outstanding voting stock of Hudson REIT;

(2) the Specified Existing Investors become the owner, directly or indirectly, of more than 50% of the total voting power of the then outstanding voting stock of Hudson REIT (for the purposes of clarity, the Specified Existing Investors shall not be deemed to be the owner of any voting stock of Hudson REIT merely as a result of having the right to acquire, either immediately or after the passage of time, shares of such voting stock); or

(3) the occurrence of any “change of control,” “change in management” or similar event under any Material Credit Facility.

Section 8.8. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (a) subject to clause (b), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (b) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

SECTION 9.	AFFIRMATIVE COVENANTS.

From the Execution Date until the Closing and thereafter so long as any of the Notes are outstanding, the Company covenants that:

Section 9.1. Compliance with Laws. Without limiting Section 10.3, the Company will, and will cause Hudson REIT and each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. The Company will, and will cause Hudson REIT and each Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses (on a replacement cost basis as it relates to property insurance for all perils other than earthquake related perils, which shall be insured on a net probable maximum loss basis) against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated or as may be required by applicable law.

Section 9.3. Maintenance of Properties. The Company will, and will cause Hudson REIT and each Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes and Claims. The Company will, and will cause Hudson REIT and each Subsidiary to, file all federal and state income tax returns and other material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of Hudson REIT, the Company or any Subsidiary, provided that none of Hudson REIT, the Company or any Subsidiary need pay any such tax, assessment, charge, levy or claim if (a) the amount, applicability or validity thereof is contested by Hudson REIT, the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings which operate to suspend the collection thereof, and Hudson REIT, the Company or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of Hudson REIT, the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc. Except as otherwise permitted pursuant to Section 10.2, the Company will, and will cause Hudson REIT to, at all times preserve and keep its limited partnership or corporate existence, as the case may be, in full force and effect. Except as otherwise permitted pursuant to Section 10.2, the Company will, and will cause Hudson REIT to, at all times preserve and keep in full force and effect the corporate or other organizational existence of each Subsidiary and all rights and franchises of Hudson REIT, the Company and each Subsidiary unless, in the good faith judgment of Hudson REIT or the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Books and Records. The Company will, and will cause Hudson REIT and each Subsidiary to, maintain proper books of record and account in conformity with GAAP and in conformity in all material respects with all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over Hudson REIT, the Company or such Subsidiary, as the case may be. The Company will, and will cause Hudson REIT and each Subsidiary to, keep books, records and accounts which, in reasonable detail, accurately reflect in all material respects all transactions and dispositions of assets. Hudson REIT, the Company and each Subsidiary have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause Hudson REIT and each Subsidiary to, continue to maintain such system.

Section 9.7. REIT Status. The Company shall cause Hudson REIT to maintain its status as a REIT under the Code.

Section 9.8. Exchange Privileges. The Company shall cause Hudson REIT to maintain at least one class of common shares of Hudson REIT having trading privileges on the New York Stock Exchange or NYSE Amex Equities or which is subject to price quotations on The NASDAQ Stock Market’s National Market System.

Section 9.9. Subsidiary Guarantors.

(a) The Company will cause each of its Subsidiaries that Guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to concurrently therewith:

(1) enter into a guaranty agreement substantially in the form of Exhibit SG hereto (a “Subsidiary Guaranty”); and

(2) deliver the following to each holder of a Note:

(i) an executed counterpart of such Subsidiary Guaranty;

(ii) to the extent required by or otherwise delivered pursuant to any Material Credit Facility, a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, 5.7 and 5.19 (but with respect to such Subsidiary and such Subsidiary Guaranty, rather than the Company);

(iii) to the extent required by or otherwise delivered pursuant to any Material Credit Facility, documents evidencing the due organization, continuing existence and good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Subsidiary Guaranty and the performance by such Subsidiary of its obligations thereunder; and

(iv) to the extent required by or otherwise delivered pursuant to any Material Credit Facility, an opinion of counsel covering the authorization, execution, delivery and/or enforceability of the Subsidiary Guaranty.

(b) The holders of Notes will discharge and release any Subsidiary Guarantor from its Subsidiary Guaranty upon the written request of the Company; provided that (1) such Subsidiary Guarantor shall have been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) as a guarantor or additional or co-borrower under and in respect of Indebtedness under each Material Credit Facility and the Company so certifies to the holders of Notes in a certificate of one of its Responsible Officers, (2) at the time of such release and discharge, the Company shall have delivered a certificate of one of its Responsible Officers to the holders of Notes stating that no Default or Event of Default has occurred and is continuing or will result from such release and discharge, (3) such Subsidiary Guarantor shall have no obligations then due and payable under its Subsidiary Guaranty and (4) if any fee or other form of consideration is given to any party to a Material Credit Facility for the purpose of its release of such Subsidiary Guarantor thereunder, the holders of Notes shall receive equivalent consideration.

Section 9.10. Most Favored Lender Provision. If at any time any Material Credit Facility or any Guaranty in respect thereof shall include any Financial Covenant and such provision is not contained in this Agreement (any such provision, together with any related definitions (including, without limitation, any term defined therein with reference to the application of GAAP, as identified in any Material Credit Facility), an “Additional Covenant”), then the Company shall promptly, and in any event within 10 Business Days thereof, provide a Most Favored Lender Notice with respect to each such Additional Covenant; provided that a Most Favored Lender Notice is not required to be given in the case of the Additional Covenants incorporated herein on the Execution Date. Thereupon, unless waived in writing by the Required Holders within 10 days of the Purchasers and holders receipt of such notice, such Additional Covenant shall be deemed incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein, effective (a) in the case of any Additional Covenant effective on the Execution Date, as of the Execution Date, and (b) in the case of any Additional Covenant effective after the Execution Date, as of the earliest date when such Additional Covenant became effective under any Material Credit Facility. Any Additional Covenant incorporated into this Agreement pursuant to this provision, (1) shall remain unchanged herein notwithstanding any temporary waiver of such Additional Covenant under any Material Credit Facility, (2) shall be deemed automatically amended herein to reflect any subsequent amendments agreed and implemented in relation to such Additional Covenant under any Material Credit Facility and (3) shall be deemed deleted from this Agreement at such time as such Additional Covenant is deleted or otherwise removed from or is no longer in effect under or pursuant to any Material Credit Facility or if such Material Credit Facility has been terminated; provided in each case that any consideration paid or provided to any holder of Indebtedness under a Material Credit Facility in connection with an event contemplated by clause (2) or (3) above (other than repayment in full of such Material Credit Facility in connection with its termination) is paid to each holder of Notes at the same time and on equivalent terms; and provided further that no Additional Covenant shall be so deemed automatically amended or deleted during any time that a Default or Event of Default has occurred and is continuing. In determining whether a breach of any Financial Covenant incorporated by reference into this Agreement pursuant to this Section 9.10 shall constitute an Event of Default, the period of grace, if any, applicable to such Additional Covenant in the applicable Material Credit Facility shall apply.

Section 9.11. Line of Business. The Company will, and will cause Hudson REIT and each Subsidiary to, only carry on in its respective businesses in which it is engaged as of the Execution Date (including acquiring, owning, redeveloping, developing, financing and managing various types of Properties, including, without limitation, Retail Properties, Office Properties, Studio Properties, and Mixed-Use Properties) and such other business activities incidental thereto, and the Company will not, and will not permit Hudson REIT or any Subsidiary to, enter into any line of business not otherwise engaged in by such Person as of the Execution Date.

It will not be a Default or an Event of Default if the Company fails to comply with any provision of this Section 9 on or after the Execution Date and prior to the Closing; provided that, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.

Section 10.	Negative Covenants.

From the Execution Date until the Closing and thereafter so long as any of the Notes are outstanding, the Company covenants that:

Section 10.1. Transactions with Affiliates. The Company will not, and will not permit Hudson REIT or any Subsidiary to, permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate, except transactions in the ordinary course of and pursuant to the reasonable requirements of the business of Hudson REIT, the Company or such Subsidiary and upon fair and reasonable terms which are no less favorable to Hudson REIT, the Company or such Subsidiary than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate.

Section 10.2. Merger, Consolidation, Etc. The Company will not, and will not permit Hudson REIT or any Subsidiary to, (a) enter into any transaction of merger or consolidation, (b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, whether now owned or hereafter acquired or (d) acquire a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person; provided, however, that:

(1) any Subsidiary (which, for the avoidance of doubt does not include the Company) may merge with Hudson REIT, the Company or any Subsidiary Guarantor so long as Hudson REIT, the Company or such Subsidiary Guarantor is the survivor and any Subsidiary (other than the Company) that is not a Subsidiary Guarantor may merge with any other Subsidiary that is not a Subsidiary Guarantor;

(2) any Subsidiary (which, for the avoidance of doubt does not include the Company) may sell, transfer or dispose of its assets to Hudson REIT, the Company or any Subsidiary Guarantor, and any Subsidiary that is not a Subsidiary Guarantor may sell, transfer or dispose of its assets to any other Subsidiary that is not a Subsidiary Guarantor;

(3) any Subsidiary Guarantor (other a Subsidiary Guarantor that owns an Unencumbered Pool Property) and any other Subsidiary that is not (and is not required to be) a Subsidiary Guarantor may convey, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, and immediately thereafter liquidate, provided that immediately prior to any such conveyance, sale, transfer, disposition or liquidation and immediately thereafter and after giving effect thereto, no Default or Event of Default does or would exist;

(4) Hudson REIT, the Company or any Subsidiary may, directly or indirectly, (i) acquire (whether by purchase, acquisition of Equity Interests of a Person, or as a result of a merger or consolidation) a Substantial Amount of the assets of, or make an Investment of a Substantial Amount in, any other Person and (ii) sell, lease or otherwise transfer, whether by one or a series of transactions, a Substantial Amount of assets (including capital stock or other securities of any Subsidiaries) to any other Person, so long as, in each case, (A) the Company shall have given the Purchasers and the holders of the Notes at least 30 days’ prior written notice of such consolidation, merger, acquisition, Investment, sale, lease or other transfer, (B) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, including, without limitation, a Default or Event of Default resulting from a breach of Section 10.5 or any Additional Covenant, (C) in the case of a consolidation or merger involving Hudson REIT or the Company or a Subsidiary Guarantor that owns an Unencumbered Pool Property included in the calculation of Unencumbered Asset Value, Hudson REIT or the Company or such Subsidiary Guarantor, respectively, shall be the survivor thereof and (D) at the time the Company gives notice pursuant to clause (A) of this subsection, the Company shall have delivered to each holder of a Note an Officer’s Certificate of Hudson REIT containing the information required by Section 7.2(a), calculated on a pro forma basis, evidencing the continued compliance by Hudson REIT, the Company and each Subsidiary with the terms and conditions of this Agreement, including without limitation, the financial covenants contained in Section 10.5 and any Additional Covenant, after giving effect to such consolidation, merger, acquisition, Investment, sale, lease or other transfer; and

(5) Hudson REIT, the Company or any Subsidiary may lease and sublease their respective assets, as lessor or sublessor (as the case may be), in the ordinary course of their business.

Section 10.3. Terrorism Sanctions Regulations. The Company will not, and will not permit any Controlled Entity to, (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly, have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (1) would cause any Purchaser or holder to be in violation of or subject to sanctions under any U.S. Economic Sanctions or any similar laws, regulations or orders adopted by any State within the United States, or (2) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c) engage, nor shall any Affiliate of either engage, in any activity that would subject such Person or any Purchaser or holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

Section 10.4. Liens. The Company will not, and will not permit Hudson REIT or any Subsidiary to, create, incur, assume or permit or suffer to exist any Lien on any Unencumbered Pool Property now owned or hereafter acquired or on any direct or indirect ownership interest of the Company in any Person owning any Unencumbered Pool Property, except for (a) Permitted Liens and (b) a Negative Pledge contained in any agreement that evidences Unsecured Indebtedness, which Negative Pledge contains restrictions on encumbering assets that are substantially similar to those restrictions contained in this Agreement. In addition, the Company will not, and will not permit Hudson REIT or any Subsidiary to, secure any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and any Guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including, without limitation, an intercreditor agreement and opinions of counsel to Hudson REIT, the Company and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders.

Section 10.5. Financial Covenants.

(a) Ratio of Total Liabilities to Total Asset Value. The Company will not, at any time, permit the ratio of (1) Total Liabilities to (2) Total Asset Value, to exceed 0.600 to 1.000 provided that, to the extent permitted by the Material Credit Facilities, such ratio may increase to 0.650 to 1.000 for up to two consecutive calendar quarters immediately following a Material Acquisition of which the Company has given the Purchasers and holders of Notes written notice. For purposes of this covenant, (i) Total Liabilities shall be adjusted by deducting therefrom the lesser of (A) the amount of unrestricted cash and Cash Equivalents in excess of $30,000,000 to the extent that there is an equivalent amount of Indebtedness included in Total Liabilities that matures within 24 months from the applicable date of the calculation and (B) the lowest maximum amount, if any, of cash and Cash Equivalents then permitted to be subtracted from total liabilities for purposes of calculating the total liabilities to total asset value covenant under any Material Credit Facility, and (ii) Total Asset Value shall be adjusted by deducting therefrom the amount by which Total Liabilities is adjusted pursuant to clause (i) above.

(b) Ratio of Unsecured Indebtedness to Unencumbered Asset Value. The Company will not, at any time, permit the ratio of (1) Unsecured Indebtedness of Hudson REIT and its Subsidiaries, on a consolidated basis (which shall include Hudson REIT’s Ownership Share of Unsecured Indebtedness of Unconsolidated Affiliates in accordance with Section 22.2), to (2) Unencumbered Asset Value, to exceed the lesser of (x) 0.667 to 1.000 and (y) the lowest maximum ratio of unsecured indebtedness to unencumbered asset value then permitted under any Material Credit Facility. For purposes of this covenant, (i) Unsecured Indebtedness shall be adjusted by deducting therefrom the lesser of (A) the amount of unrestricted cash and Cash Equivalents in excess of $30,000,000 to the extent that there is an equivalent amount of Unsecured Indebtedness that matures within 24 months from the applicable date of the calculation and (B) the lowest maximum amount, if any, of cash and Cash Equivalents then permitted to be subtracted from unsecured indebtedness for purposes of calculating the unsecured indebtedness to unencumbered asset value covenant under any Material Credit Facility, and (ii) Unencumbered Asset Value shall be adjusted by deducting therefrom the amount by which Unsecured Indebtedness is adjusted pursuant to clause (i) above.

(c) Ratio of Adjusted EBITDA to Fixed Charges. The Company will not permit the ratio of (1) Adjusted EBITDA of Hudson REIT and its Subsidiaries, on a consolidated basis (which shall include Hudson REIT’s Ownership Share of Adjusted EBITDA of Unconsolidated Affiliates in accordance with Section 22.2), for any prior consecutive 12-month period to (2) Fixed Charges of Hudson REIT and its Subsidiaries, on a consolidated basis (which shall include Hudson REIT’s Ownership Share of Fixed Charges of Unconsolidated Affiliates in accordance with Section 22.2), for such prior consecutive 12-month period, to be less than 1.500 to 1.000 as of the last day of any fiscal quarter.

(d) Ratio of Secured Indebtedness to Total Asset Value. The Company will not, at any time, permit the ratio of (1) Secured Indebtedness of Hudson REIT and its Subsidiaries, on a consolidated basis (which shall include Hudson REIT’s Ownership Share of Secured Indebtedness of Unconsolidated Affiliates in accordance with Section 22.2), to (2) Total Asset Value, to exceed 0.450 to 1.000. For purposes of this Section 10.5(d), Secured Indebtedness shall include all unsecured debt for borrowed money (including Guaranties in respect thereof) of Subsidiaries other than the Company or any Subsidiary Guarantor that is then a party to a Subsidiary Guaranty.

(e) Ratio of Unencumbered NOI to Unsecured Interest Expense. The Company will not, as of the last day of any fiscal quarter, permit the ratio of (1) Unencumbered NOI for such fiscal quarter to (2) Unsecured Interest Expense for such fiscal quarter to be less than the greater of (i) 1.600 to 1.000 and (ii) the highest minimum ratio of unsecured net operating income to unsecured interest expense then required under any Material Credit Facility.

(f) Dividends and Other Restricted Payments. If a Default or Event of Default exists, the Company may only make Restricted Payments to Hudson REIT and other holders of Equity Interests of the Company during any fiscal year, in each case, in an aggregate amount not to exceed the minimum amount required to be distributed to all of the holders of Equity Interests of the Company such that the amount distributed to Hudson REIT is sufficient to enable Hudson REIT to (1) make scheduled cash distributions to shareholders of Hudson REIT to the extent such distributions were publicly announced prior to the occurrence of any Default or Event of Default, (2) make scheduled dividends in respect of the Company Preferred Units and (3) make cash distributions to its shareholders to remain in compliance with Section 9.7. If a Default or Event of Default specified in Section 11(a), (b), (g) or (h) shall exist, or if as a result of the occurrence of any other Event of Default any of the Notes have been accelerated pursuant to Section 12, the Company will not, and will not permit any Subsidiary to, make any Restricted Payments to any Person other than to the Company or any Wholly-Owned Subsidiary.

Section 10.6. Restrictions on Intercompany Transfers. The Company will not, and will not permit any Subsidiary Guarantor to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Company or any Subsidiary Guarantor to: (a) pay dividends or make any other distribution on any of such Person’s capital stock or other Equity Interests owned by the Company or any such Subsidiary Guarantor (other than any restrictions contained in the Company LP Agreement); (b) pay any Indebtedness owed to the Company or any Subsidiary; (c) make loans or advances to the Company or any Subsidiary; or (d) transfer any of its property or assets to the Company or any Subsidiary, other than, in each case, (1) those encumbrances or restrictions contained in this Agreement, (2) restrictions and conditions imposed by applicable law, (3) customary restrictions and conditions contained in agreements relating to the sale of such Subsidiary Guarantor or any Property owned by the Company or such Subsidiary Guarantor (to the extent such sale is permitted hereunder), (4) customary restrictions and conditions contained in agreements relating to the acquisition of any Property (to the extent such acquisition is not prohibited under this Agreement), (5) customary restrictions governing any purchase money Liens permitted hereby covering only the property subject to such Lien, (6) those restrictions contained in any other agreement that evidences Unsecured Indebtedness, which restrictions on the actions described above that are substantially similar to those contained in this Agreement, and (7) with respect to clause (d) only, customary provisions restricting assignment of any agreement entered into by the Company or any Subsidiary in the ordinary course of business.

Section 10.7. Modifications of Organizational Documents. The Company will not, and will not permit Hudson REIT or any Subsidiary to, amend, supplement, restate or otherwise modify or waive the application of any provision of its certificate or articles of incorporation or formation, by-laws, operating agreement, declaration of trust, partnership agreement or other applicable organizational document if such amendment, supplement, restatement or other modification (a) is adverse to the interest of the Purchasers or the holders of Notes in any material respect (provided, that amendments to include or modify customary special purpose entity provisions in connection with the incurrence of Secured Indebtedness shall not be deemed adverse under this Section 10.7) or (b) could reasonably be expected to have a Material Adverse Effect.

Section 10.8. Derivatives Contracts. The Company will not, and will not permit Hudson REIT or any Subsidiary to, enter into or become obligated in respect of Derivatives Contracts other than Derivatives Contracts entered into by the Company, Hudson REIT or any such Subsidiary in the ordinary course of business and which establish an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated to be held by the Company, Hudson REIT or such Subsidiary.

Section 10.9. Hudson REIT Ownership and Management of the Company. The Company will not permit Hudson REIT to (a) own less than a 51% legal and beneficial ownership interest in the Company or (b) cease to be the sole general partner of the Company.

It will not be a Default or an Event of Default if the Company fails to comply with any provision of this Section 10 before or after giving effect to the issuance of the Notes on a pro forma basis; provided that, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.

SECTION 11.	EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(a), (b) or (d), Section 7.2, Section 10 or any Additional Covenant; or

(d) the Company or any Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Guaranty Agreement and such default is not remedied within 30 days after the earlier of (1) a Responsible Officer obtaining actual knowledge of such default and (2) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) (1) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (2) any representation or warranty made in writing by or on behalf of any Guarantor or by any officer of such Guarantor in any Guaranty Agreement or any writing furnished in connection with such Guaranty Agreement proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (1) the Company, Hudson REIT or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least (i) $30,000,000 with respect to Recourse Indebtedness or (ii) $50,000,000 with respect to Non-Recourse Indebtedness beyond any period of grace provided with respect thereto, or (2) the Company, Hudson REIT or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least (i) $30,000,000 with respect to Recourse Indebtedness or (ii) $50,000,000 with respect to Non-Recourse Indebtedness or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), the Company, Hudson REIT or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least (i) $30,000,000 with respect to Recourse Indebtedness or (ii) $50,000,000 with respect to Non-Recourse Indebtedness, or (4) there occurs an “Event of Default” under and as defined in any Derivatives Contract with a notional value in excess of $50,000,000 as to which the Company, Hudson REIT or any Subsidiary is a “Defaulting Party” (as defined therein); provided that, if at any time any Material Credit Facility shall provide for “cross-default” as opposed to “cross-acceleration” in the events of default thereunder that are the same or substantially similar to those described in clauses (2) or (3) above, clauses (2) and (3) above shall be deemed to have been revised such that (A) the occurrence of any event described in such clause and (B) any Person then having the right to either declare such Indebtedness due or to require the purchase or prepayment of such Indebtedness, shall constitute an Event of Default under this Section 11(f); or

(g) the Company, Hudson REIT, any Subsidiary Guarantor or any other Subsidiary that accounts for more than 5% of the Total Asset Value as of any date of determination (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors, (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated, or (6) takes corporate action for the purpose of any of the foregoing; or

(h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company, Hudson REIT, any Subsidiary Guarantor or any other Subsidiary that accounts for more than 5% of the Total Asset Value as of any date of determination, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, Hudson REIT, such Subsidiary Guarantor or such other Subsidiary, or any such petition shall be filed against the Company, Hudson REIT, such Subsidiary Guarantor or such other Subsidiary and such petition shall not be dismissed within 60 days; or

(i) one or more final judgments or orders for the payment of money (including, without limitation, any final order enforcing a binding arbitration decision) or for an injunction or other non-monetary relief are rendered against one or more of the Company, Hudson REIT or any Subsidiary and which judgments or orders are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay and either (1) the aggregate amount of such judgment or order and any other judgments or orders against Hudson REIT, the Company and the Subsidiaries is in excess of $50,000,000 (excluding amounts covered by insurance for which insurance coverage for such judgment has been confirmed by the applicable carrier) or (2) in the case of any injunction or other non-monetary relief, such injunction or other non-monetary relief could reasonably be expected to have a Material Adverse Effect;

(j) if (1) any Pension Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (2) a notice of intent to terminate any Pension Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Pension Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Pension Plan may become a subject of any such proceedings, (3) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Pension Plans, determined in accordance with Title IV of ERISA, shall exceed $50,000,000, (4) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee pension benefit plans, (5) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (6) the Company, Hudson REIT or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company, Hudson REIT or any Subsidiary thereunder; and any such event or events described in clauses (1) through (6) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms “employee pension benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(l) any Guaranty Agreement shall cease to be in full force and effect, any Guarantor or any Person acting on behalf of any Guarantor shall contest in any manner the validity, binding nature or enforceability of its Guaranty Agreement, or the obligations of any Guarantor under its Guaranty Agreement are not or cease to be legal, valid, binding and enforceable against such Guarantor in accordance with the terms of such Guaranty Agreement.

SECTION 12.	REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration.

(a) If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (1) of Section 11(g) or described in clause (6) of Section 11(g) by virtue of the fact that such clause encompasses clause (1) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the applicable Default Rate) and (y) the Make-Whole Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or any Guaranty Agreement, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the applicable Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Guaranty Agreement or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable and documented costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable and documented attorneys’ fees, expenses and disbursements.

SECTION 13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(3)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1(a), 1(b) or 1(c), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(3)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.	PAYMENTS ON NOTES.

Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Wells Fargo Bank, National Association in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule B, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15.	EXPENSES, ETC.

Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees of one special counsel for the Purchasers and holders of the Notes, as a whole, and, if reasonably required by the Required Holders, one local counsel in each applicable jurisdiction and/or one specialty counsel in any applicable specialty) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Guaranty Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Guaranty Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Guaranty Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including fees of one financial advisor for all of Purchasers and the holders of the Notes, as a whole, incurred in connection with the insolvency or bankruptcy of Hudson REIT, the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Guaranty Agreement and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $5,600; provided that if there is a conflict of interest between any Purchaser or holder of a Note and one or more other Purchasers and holders of Notes, the Company will pay the reasonable and documented out-of-pocket costs and expenses of a separate counsel and/or a separate financial advisor for each group of similarly situated conflicted Purchasers or holders of Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (1) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) and (2) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Guaranty Agreement or the Notes, and the termination of this Agreement.

SECTION 16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the Guaranty Agreement(s) embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.	AMENDMENT AND WAIVER.

Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (1) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (i) interest on the Notes or (ii) the Make-Whole Amount, (2) change the percentage of the principal amount of the Notes the Purchasers and/or holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4 or (3) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 17 or 20.

Section 17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each Purchaser and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser or holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Guaranty Agreement. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Guaranty Agreement to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Guaranty Agreement or of any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or any Guaranty Agreement by a holder of a Note that has transferred or has agreed to transfer its Note to Hudson REIT, the Company or any Affiliate in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 or any Guaranty Agreement applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note or any Guaranty Agreement shall operate as a waiver of any rights of any Purchaser or holder of such Note.

Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Guaranty Agreement or the Notes, or have directed the taking of any action provided herein or in any Guaranty Agreement or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by Hudson REIT, the Company or any Affiliate shall be deemed not to be outstanding.

SECTION 18.	NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(1) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule B, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(2) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(3) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Mark Lammas, Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser or holder of a Note, may be reproduced by such Purchaser or holder by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser or holder may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser or holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other Purchaser or other holder of a Note from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of Hudson REIT, the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of Hudson REIT, the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by Hudson REIT, the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (1) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (2) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (3) any other holder of any Note, (4) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (5) any Person from which it offers to purchase any Security of Hudson REIT or the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (6) any federal or state regulatory authority having jurisdiction over such Purchaser, (7) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which such Purchaser is a party or (iv) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Guaranty Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20.

In the event that as a condition to receiving access to information relating to Hudson REIT, the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21.	SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.	MISCELLANEOUS.

Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (1) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (2) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by Hudson REIT, the Company or any Subsidiary to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement and either the Company or the Required Holders shall so request, the Purchasers and holders of the Notes and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) the Company shall provide to the Purchasers and holders of Notes financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases, whether entered into prior to or after the Execution Date, shall continue to be classified and accounted for on a basis consistent with that reflected in the financial statements listed on Schedule 5.5 for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the Company and the Required Holders enter into an amendment addressing such changes. When determining compliance by the Company with any financial covenant contained in this Agreement, 100% of the financial attributes of a consolidated Affiliate of Hudson REIT shall be included and only the Ownership Share of Hudson REIT of the financial attributes of an Unconsolidated Affiliate shall be included.

Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7. Jurisdiction and Process; Waiver of Jury Trial.

(a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*    *    *    *    *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

HUDSON PACIFIC PROPERTIES, L.P.

By:	Hudson Pacific Properties, Inc.,
its general partner

	By:	/s/ Mark T. Lammas
Name: Mark T. Lammas
Title: Chief Financial Officer

[Signature Page to Note Purchase Agreement – Hudson Pacific Properties, L.P.]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

METROPOLITAN LIFE INSURANCE COMPANY

GENERAL AMERICAN LIFE INSURANCE COMPANY
By: Metropolitan Life Insurance Company, its Investment Manager

METLIFE INSURANCE COMPANY USA
By: Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ John Wills
Name:	John Wills
Title:	Managing Director

METLIFE INSURANCE K.K.
By: MetLife Investment Advisors, LLC, its Investment Manager

AXIS REINSURANCE COMPANY
By: MetLife Investment Advisors, LLC, its Investment Manager

ERIE FAMILY LIFE INSURANCE COMPANY
By: MetLife Investment Advisors, LLC, its Investment Manager

SYMETRA LIFE INSURANCE COMPANY
By: MetLife Investment Advisors, LLC, its Investment Manager

By:	/s/ John Wills
Name:	John Wills
Title:	Managing Director

UNION FIDELITY LIFE INSURANCE COMPANY
By: MetLife Investment Advisors, LLC, its Investment Adviser

By:	/s/ John Wills
Name:	John Wills
Title:	Managing Director

[Signature Page to Note Purchase Agreement – Hudson Pacific Properties, L.P.]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NYL Investors LLC,
its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By:	New York Life Insurance Company, its attorney-in-fact

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Corporate Vice President

[Signature Page to Note Purchase Agreement – Hudson Pacific Properties, L.P.]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

SEPARATE ACCOUNT B, A SEPARATE ACCOUNT OF HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD ACCIDENT AND INDEMNITY COMPANY
HARTFORD UNDERWRITERS INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY

By:	Hartford Investment Management Company Their Agent and Attorney-in-Fact

By:	/s/ John Knox
Name: John Knox
Title: Senior Vice President

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

By:	Hartford Investment Management Company Its Agent and Attorney-in-Fact

By:	/s/ John Knox
Name: John Knox
Title: Senior Vice President

[Signature Page to Note Purchase Agreement – Hudson Pacific Properties, L.P.]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

UNITED SERVICES AUTOMOBILE ASSOCIATION

By:	/s/ Donna Baggerly
Name: Donna Baggerly
Title: Vice President

USAA CASUALTY INSURANCE COMPANY

By:	/s/ Donna Baggerly
Name: Donna Baggerly
Title: Vice President

[Signature Page to Note Purchase Agreement – Hudson Pacific Properties, L.P.]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Richard S. Banno
Name: Richard S. Banno
Title: Assistant Vice President

By:	/s/ Joseph J. Tortorelli
Name: Joseph J. Tortorelli
Title: Assistant Secretary

[Signature Page to Note Purchase Agreement – Hudson Pacific Properties, L.P.]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

AMERICAN FAMILY LIFE INSURANCE COMPANY

By:	/s/ David L. Voge
Name: David L. Voge
Title: Fixed Income Portfolio Manager

[Signature Page to Note Purchase Agreement – Hudson Pacific Properties, L.P.]

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Covenant” is defined in Section 9.10.

“Adjusted EBITDA” means, with respect to a Person and for a given period, EBITDA of such Person less Capital Reserves of such Person.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement” means this Agreement, including all Schedules and Exhibits attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” is defined in Section 5.16(d)(1).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Bankruptcy Code” means the Bankruptcy Code of 1978, as amended.

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Los Angeles, California or New York, New York are required or authorized to be closed.

“Capital Reserves” means, for any period and with respect to a Property, an amount equal to (a) $0.25 per square foot for Office Properties, Mixed Use Properties and Retail Properties or (b) $0.40 per square foot for Studio Properties multiplied by a fraction, the numerator of which is the number of days in such period and the denominator of which is 365. If the term Capital Reserves is used without reference to any specific Property, then the amount shall be determined on an aggregate basis with respect to all Properties of Hudson REIT and its Subsidiaries on a consolidated basis and Hudson REIT’s Ownership Share of all Properties of all Unconsolidated Affiliates.

“Capitalization Rate” means, as applicable, (a) 6.00% for Office Properties, Mixed-Use Properties and Retail Properties and (b) 8.50% for Studio Properties; provided that, if any Material Credit Facility provides for a “capitalization rate” or similar rate for any type of Property described in clause (a) or (b) that is higher than the rate set forth in such clause, the applicable rate for such type of Property shall be such higher rate.

SCHEDULE A

(to Note Purchase Agreement)

“Capitalized Lease Obligation” means obligations under a lease (to pay rent or other amounts under any lease or other arrangement conveying the right to use) that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP as of the applicable date.

“Cash Equivalents” means: (a) Securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Cooperation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 (or the equivalent in the relevant currency) and which bank or its holding company has a short-term commercial paper rating of at least “A-2” or the equivalent by S&P or at least “P-2” or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for Securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least “A-2” or the equivalent thereof by S&P or at least “P-2” or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, as amended, which have net assets of at least $500,000,000 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.

“Change in Control” is defined in Section 8.7(g).

“Change in Control Notice” is defined in Section 8.7(a).

“Change in Control Proposed Prepayment Date” is defined in Section 8.7(b).

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment Act, as amended from time to time.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Hudson Pacific Properties, L.P., a Maryland limited partnership, or any successor that becomes such in the manner prescribed in Section 10.2.

“Company LP Agreement” means the Third Amended and Restated Agreement of Limited Partnership of the Company, dated as of April 1, 2015, as amended, supplemented or otherwise modified from time to time.

“Company Preferred Units” means the Company’s Series A Preferred Units as defined in the Company LP Agreement.

“Confidential Information” is defined in Section 20.

“Construction-in-Progress” means Property undergoing ground-up construction, but not yet completed. Such Property shall cease to be Construction-in-Progress and shall thereafter be valued using the applicable Capitalization Rate (instead of book value) for purposes of determining Total Asset Value, (a) if Development Completion occurs at any time during the first month of a fiscal quarter, at the end of such fiscal quarter or (b) if Development Completion occurs after the first month of a fiscal quarter, at the end of the following fiscal quarter. For purposes hereof “Development Completion” means the earlier of (1) 12 months after substantial completion of all improvements (other than tenant improvements of unoccupied space) related to the development of such Property and (2) such time as Construction-in-Progress achieves an Occupancy Rate of at least 80%.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, with respect to any Note, that per annum rate of interest that is the greater of (a) 2.00% above the rate of interest stated in clause (a) of the first paragraph of such Note or (b) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, National Association in New York, New York as its “base” or “prime” rate.

“Derivatives Contract” means a “swap agreement” as defined in Section 101 of the Bankruptcy Code.

“Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the date such Derivatives Contracts have been terminated or closed out, the then-current mark-to-market value for such Derivatives Contracts, determined based upon one or more mid-market quotations or estimates provided by any recognized dealer in Derivatives Contracts.

“Disclosure Documents” is defined in Section 5.3.

“EBITDA” means, with respect to a Person for a given period and without duplication, the sum of (a) net income (or loss) of such Person for such period determined on a consolidated basis exclusive of the following (but only to the extent included in the determination of such net income (loss) for such period): (1) depreciation and amortization; (2) Interest Expense; (3) income tax expense; (4) non-cash compensation and (5) extraordinary or nonrecurring items, including, without limitation, gains and losses from the sale of operating Properties (but not from the sale of Properties developed for the purpose of sale); plus (b) such Person’s pro rata share of EBITDA of its Unconsolidated Affiliates. EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP, amortization of intangibles pursuant to FASB ASC 805, amortization of deferred financing costs, and non-cash compensation expenses (to the extent such adjustments would otherwise have been included in the determination of EBITDA). For purposes of this definition, nonrecurring items shall be deemed to include (i) transaction costs incurred in connection herewith and the retirement of all or a portion of the Indebtedness under the Company’s Second Amended and Restated Credit Agreement or Term Loan Credit Agreement, each dated as of March 31, 2015, (ii) gains and losses on early extinguishment of Indebtedness, (iii) non- cash severance and other non-cash restructuring charges and (iv) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Eligible Property” means a Property which satisfies all of the following requirements: (a) such Property is an Office Property or Studio Property; (b) the Property is 100% owned, or leased under a Ground Lease, by Hudson REIT, the Company and/or a Subsidiary Guarantor; (c) neither such Property, nor any interest of Hudson REIT, the Company or any Subsidiary Guarantor therein, is subject to any Lien (other than Permitted Liens, except Permitted Liens described in clause (g) of the definition thereof) or a Negative Pledge (other than a Negative Pledge expressly permitted under Section 10.4); (d) if such Property is owned or leased by a Subsidiary Guarantor (1) none of Hudson REIT’s or the Company’s ownership interest in such Subsidiary Guarantor is subject to any Lien (other than Permitted Liens) or to a Negative Pledge (other than a Negative Pledge expressly permitted under Section 10.4); and (2) other than with respect to the Properties that are subject to the Ground Leases set forth on Schedule 5.10(a), Hudson REIT, the Company directly, or indirectly through a Subsidiary, has the right to take the following actions without the need to obtain the consent of any Person: (i) to sell, transfer or otherwise dispose of such Property and (ii) to create a Lien on such Property as security for Indebtedness of Hudson REIT, the Company or such Subsidiary Guarantor, as applicable; and (e) such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation or marketability of such Property. During such time as the owner of any Unencumbered Pool

Property that is a Subsidiary is not required to become a party to a Subsidiary Guaranty pursuant to Section 9.9, the conditions of this definition requiring that such Unencumbered Pool Property be owned by a Subsidiary Guarantor shall be deemed modified to require that such Unencumbered Pool Property be owned by a Subsidiary.

“Environmental Laws” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law relating to environmental protection or the manufacture, storage, remediation, disposal or clean-up of Hazardous Materials including, without limitation, the following: Clean Air Act, 42 U.S.C. § 7401 et seq.; Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; National Environmental Policy Act, 42 U.S.C. § 4321 et seq.; regulations of the Environmental Protection Agency, any applicable rule of common law relating primarily to the environment or Hazardous Materials, and any analogous or comparable state or local laws, regulations or ordinances that concern Hazardous Materials or protection of the environment.

“Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Excluded Subsidiary” means (a) any Material Subsidiary (1) holding title to assets that are or are to become within 90 days (subject to extension by the Required Holders) of acquisition or refinancing collateral for any Secured Indebtedness of such Subsidiary and that is (or will be) prohibited from Guaranteeing the Indebtedness of any other Person pursuant to (i) any document, instrument, or agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness or (2) prohibited from Guaranteeing the Indebtedness of any other Person pursuant to a provision of such Subsidiary’s organizational documents which provision was required by a third party equity owner of such Subsidiary or (b) any Foreign Subsidiary or Foreign Subsidiary Holding Company.

“Execution Date” is defined in Section 3.

“FASB” means the Financial Accounting Standards Board.

“FASB ASC” means the Accounting Standards Codification of the FASB.

“Financial Covenant” means any covenant (whether set forth as a covenant, undertaking, event of default, restriction, prepayment event or other such provision) that requires Hudson REIT, the Company and/or any Subsidiary to:

(a) maintain a specified level of net worth, shareholders’ equity, total assets, unencumbered assets, unencumbered properties, cash flow, net income, occupancy rate or lease term;

(b) maintain any relationship of any component of its capital structure to any other component thereof (including, without limitation, the relationship of indebtedness, subsidiary indebtedness, senior indebtedness, secured indebtedness, unsecured indebtedness, or subordinated indebtedness to total capitalization, total assets, unencumbered assets or to net worth);

(c) maintain any measure of its ability to service its indebtedness (including, without limitation, exceeding any specified ratio of revenues, cash flow, operating income or net income to indebtedness, interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness); or

(d) restrict the amount or type of its investments;

but in all cases excluding any such covenant that amounts to a negative pledge or a sale of assets limitation.

“Fitch” means Fitch Ratings, a division of Fitch, Inc., or any successor.

“Fixed Charges” means, with respect to a Person and for a given period, the sum of (a) the Interest Expense of such Person for such period, plus (b) the aggregate of all scheduled principal payments on Indebtedness made by such Person (including, in the case of Hudson REIT, Hudson REIT’s Ownership Share of such payments made by any of its Unconsolidated Affiliates) during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness), plus (c) the aggregate of all Preferred Dividends paid or accrued by such Person (including, in the case of Hudson REIT, Hudson REIT’s Ownership Share of such dividends paid or accrued by any of its Unconsolidated Affiliates) on any Preferred Equity Interest during such period.

“Foreign Subsidiary” means any Subsidiary of the Company that is not organized under the laws of any jurisdiction within the United States of America.

“Foreign Subsidiary Holding Company” means any Subsidiary of the Company that is organized under the laws of any jurisdiction within the United States of America, all or substantially all of the assets of which are Equity Interests (or equity and debt interests) in a Foreign Subsidiary (or Foreign Subsidiaries).

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“Funds From Operations” means, with respect to a Person and for a given period, (a) net income (loss) of such Person determined on a consolidated basis for such period, minus (or plus) (b) gains (or losses) from debt restructuring and sales of property during such period, plus (c) depreciation with respect to such Person’s real estate assets and amortization (other than amortization of deferred financing costs) of such Person for such period, all after adjustment for unconsolidated partnerships and joint ventures, plus (d) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP. Adjustments for unconsolidated entities will be calculated to reflect funds from operations on the same basis.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a) the government of

(1) the United States of America or any state or other political subdivision thereof, or

(2) any other jurisdiction in which Hudson REIT, the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of Hudson REIT, the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Ground Lease” means a ground lease or sub-lease containing the following terms and conditions: (a) a remaining term (exclusive of any unexercised extension options) of 30 years or more from the Execution Date; provided that the ground leases set forth on Schedule 5.10(a) shall not be subject to this remaining term requirement of at least 30 years; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor, or where the lessor has provided its consent to such encumbrance; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease.

“Guarantors” means Hudson REIT and each Subsidiary Guarantor, and “Guarantor” means any of them.

“Guaranty,” “Guaranties,” “Guaranteed” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (1) the purchase of securities or obligations, (2) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (3) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (4) repayment of amounts drawn down by beneficiaries of letters of credit or (5) the supplying of funds to or investing in a Person on account of all or any part of such Person’s obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. As the context requires, “Guaranty” shall also mean the guaranty executed and delivered pursuant to Section 2.2 or Section 9.9.

“Guaranty Agreements” means the Parent Guaranty and each Subsidiary Guaranty, and “Guaranty Agreement” means any of them.

“Hazardous Materials” means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances” or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, “TCLP” toxicity, or “EP toxicity”; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; (d) asbestos in any form; and (e) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 8.7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Hudson REIT” means Hudson Pacific Properties, Inc., a Maryland corporation, or any successor that becomes such in the manner prescribed in Section 10.2.

“Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed; (b) all obligations of such Person, whether or not for money borrowed (1) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (2) evidenced by bonds, debentures, notes or similar instruments, or (3) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or services rendered other than trade payables incurred in the ordinary course of such Person’s business which are not past due for more than 30 days or such payables are being contested in good faith and for which adequate reserves have been set aside; (c) Capitalized Lease Obligations of such Person (including Ground Leases to the extent required under GAAP to be reported as a liability); (d) all reimbursement obligations of such Person under any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Off-Balance Sheet Obligations of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) all obligations of such Person in respect of any equity redemption obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)); (h) net obligations under any Derivatives Contract not entered into as a hedge against existing Indebtedness, in an amount equal to the Derivatives Termination Value thereof; (i) all Indebtedness of other Persons which such Person has Guaranteed or is otherwise recourse to such Person (except for Guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities and other similar customary exceptions to recourse liability or exceptions relating to bankruptcy, insolvency, receivership or other similar events, provided that the obligations under such Guaranty have not become due and payable); (j) all Indebtedness of another Person secured by

(or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; (k) any sale-leaseback transactions or other transaction by which such Person shall remain liable as lessee (or the economic equivalent thereof) of any real or personal property that it has sold or leased to another Person and (l) the Indebtedness of any consolidated Affiliate of such Person and such Person’s Ownership Share of the Indebtedness of any Unconsolidated Affiliate of such Person.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Expense” means, for any period, without duplication, (a) total interest expense of Hudson REIT, including capitalized interest not funded under a construction loan interest reserve account, determined on a consolidated basis in accordance with GAAP for such period, plus (b) Hudson REIT’s Ownership Share of Interest Expense of Unconsolidated Affiliates for such period, but, in each case, excluding any non-cash interest expense (except for the payment-in-kind interest expense) including, but not limited to, amortization of deferred financing costs.

“Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person; (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person; or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any binding commitment to make an Investment in any other Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in this Agreement, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Lien” as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, assignment of leases and rents, pledge, lien, hypothecation, assignment, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income, rents or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) the filing of any financing statement under the UCC or its equivalent in any jurisdiction, other than any precautionary filing not otherwise constituting or giving rise to a lien, including a financing statement filed (1) in respect of a lease not constituting a Capitalized Lease Obligation pursuant to Section 9-505 (or a successor provision) of the UCC or its equivalent as in effect in an applicable jurisdiction or (2) in connection with a sale or other disposition of accounts or other assets not prohibited by this Agreement in a transaction not otherwise constituting or giving rise to a lien.

“Make-Whole Amount” is defined in Section 8.6.

“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests), (b) is convertible into or exchangeable or exercisable for Indebtedness, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable in exchange for common stock or other equivalent common Equity Interests, or, at the option of the Person responding to the redemption, for cash in lieu of Equity Interests, or a combination thereof); in each case, on or prior to the latest Maturity Date of any Note.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

“Material Acquisition” means any acquisition of assets by Hudson REIT, the Company or any Subsidiary in which the assets acquired exceed 10% of the then Total Asset Value (not taking into account such new acquisition).

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Guarantor to perform its obligations under its Guaranty Agreement, or (d) the validity or enforceability of this Agreement, the Notes or any Guaranty Agreement.

“Material Credit Facility” means, as to Hudson REIT, the Company or any Subsidiary,

(a) (1) the Second Amended and Restated Credit Agreement dated as of March 31, 2015 among the Company, various financial institutions and Wells Fargo Bank, National Association, as administrative agent, and (2) the Term Loan Credit Agreement dated as of March 31, 2015 among the Company, various financial institutions and Wells Fargo Bank, National Association, as administrative agent, including in each case any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and

(b) any other agreement(s) creating or evidencing Recourse Indebtedness entered into on or after the Execution Date by Hudson REIT, the Company or any Subsidiary, or in respect of which Hudson REIT, the Company or any Subsidiary is an obligor or otherwise provides a Guaranty or other credit support, except for completion and repayment Guaranties in respect of construction financings and customary non-recourse carve-out Guaranties, environmental indemnities and other similar customary exceptions to recourse liability; provided that none of the foregoing have become due and payable, and except for recourse to a special purpose entity created solely for the purpose of holding such assets (a “Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $100,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency.

“Material Subsidiary” means any Subsidiary to which more than 3% of Total Asset Value, determined exclusive of cash and Cash Equivalents and exclusive of assets that are owned by (a) Excluded Subsidiaries or (b) Unconsolidated Affiliates, is attributable on an individual basis.

“Maturity Date” with respect to any Note is defined in the first paragraph of such Note.

“Memorandum” is defined in Section 5.3.

“Mixed-Use Property” means any mixed-use project that includes or will include a Retail Property and will also include a multifamily property and/or an Office Property.

“Moody’s” means Moody’s Investors Service, Inc., or any successor.

“Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness.

“Mortgage Receivable” means a promissory note secured by a Mortgage of which Hudson REIT, the Company or a Subsidiary is the holder and retains the rights of collection of all payments thereunder.

“Most Favored Lender Notice” means, in respect of any Additional Covenant, a written notice from the Company giving notice of such Additional Covenant, including therein a verbatim statement of such Additional Covenant, together with any definitions incorporated therein.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA) to which the Company or any ERISA Affiliate thereof makes or is obligated to make contributions, or during the preceding six plan years, has made or been obligated to make contributions.

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than this Agreement) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge.

“Net Operating Income” or “NOI” means, for any Property and for a given period, the sum of the following (without duplication and determined on a consistent basis with prior periods): (a) rents and other revenues received in the ordinary course from such Property (including proceeds of rent loss or business interruption insurance, but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) minus (b) all expenses paid (excluding interest, but including an appropriate accrual for property taxes and insurance) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding (1) general overhead expenses of the Company or any Subsidiary and any property management fees; (2) straight line rent leveling adjustments required under GAAP; (3) amortization of intangibles pursuant to FASB ASC 805; and (4) extraordinary or nonrecurring items, including, to the extent allocable to such Property, (i) gains and losses on early extinguishment of Indebtedness, (ii) non-cash severance and other non-cash restructuring charges and (iii) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP) minus (c) the Capital Reserves for such Property as of the end of such period minus (d) the greater of (1) the actual property management fee paid during such period and (2) an imputed management fee in the amount of 3% of the gross revenues for such Property for such period.

“Nonrecourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary non-recourse carve-out Guaranties, environmental indemnities, and other similar customary exceptions to recourse liability, provided that none of the foregoing have become due and payable, and except for recourse to a special purpose entity created solely for the purpose of holding such assets) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.

“Notes” is defined in Section 1.

“Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the number of square feet of such Property actually leased or occupied by unaffiliated third-party tenants subject to arm’s-length leases as to which no monetary default has occurred and has continued unremedied for 90 or more days to (b) the aggregate number of rentable square feet of such Property.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Off-Balance Sheet Obligations” means liabilities and obligations of Hudson REIT, the Company, any Subsidiary or any other Person in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) which Hudson REIT would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of Hudson REIT’s report on Form 10-Q or Form 10-K (or their equivalents) which Hudson REIT is required to file with the SEC.

“Office Property” means a Property improved with a building or buildings the substantial use of which is office space, which may include a Property that is part of a Mixed-Use Property.

“Officer’s Certificate” means, with respect to any Person, a certificate of a Senior Financial Officer or of any other officer of such Person whose responsibilities extend to the subject matter of such certificate.

“Ownership Share” means, with respect to any Unconsolidated Affiliate of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Unconsolidated Affiliate or (b) subject to compliance with Section 7.1(i), such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Unconsolidated Affiliate.

“Parent Guaranty” is defined in Section 2.2.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Pension Plan” means any employee pension benefit plan as defined in Section 3(2) of ERISA (but not a Multiemployer Plan) that is maintained or contributed by the Company or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Permitted Liens” means, as to any Person, (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which are not at the time required to be paid or discharged under Section 9.4; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar applicable law or performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature; (c) covenants, conditions, zoning restrictions, easements, rights, restrictions and other encumbrances on title to the real property, which do not materially detract from the value and/or marketability of such property or impair the intended use thereof in the business of such Person; (d) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (e) Liens securing the Notes, (f) Liens in favor of Hudson REIT, the Company or a Subsidiary Guarantor securing obligations owing by a Subsidiary to Hudson REIT, the Company or a Subsidiary Guarantor; (g) purchase money liens so long as no such Lien is spread to cover any property other than that which is purchased and the amount of Indebtedness secured thereby is limited to the purchase price and (h) Liens in existence as of the Execution Date and set forth on Schedule 5.10(a) and with respect to any Property that the Company proposes to add to the Unencumbered Pool after the Execution Date, Liens in existence as of the date such Property is proposed to be added to the Unencumbered Pool to the extent that such Liens have been approved by the Required Holders and are set forth on a supplement to Schedule 5.10(a).

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to ERISA that is or, within the preceding six years, has been established or maintained, or to which contributions are or, within the preceding six years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Dividends” means, for any period and without duplication, all Restricted Payments paid during such period on Preferred Equity Interests issued by the Company or a Subsidiary. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests, (b) paid or payable to Hudson REIT, the Company or a Subsidiary, or (c) constituting or resulting in the redemption of Preferred Equity Interests, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full.

“Preferred Equity Interests” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Property” means any parcel of real property owned or leased (in whole or in part) or operated by the Company, Hudson REIT, any Subsidiary or any Unconsolidated Affiliate of Hudson REIT and which is located in a state of the United States of America or the District of Columbia.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“QPAM Exemption” is defined in Section 6.2(d).

“Recourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money that is not Nonrecourse Indebtedness.

“REIT” means a Person qualifying for treatment as a “real estate investment trust” under Sections 856 through 860 of the Code.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Renovation Property” means a Property (a) on which the existing building or other improvements are undergoing renovation and redevelopment that will (1) disrupt the occupancy of at least 40% of the square footage of such Property or (2) temporarily reduce the Net Operating Income attributable to such Property by more than 40% as compared to the immediately preceding comparable prior period or (b) which is acquired with occupancy of less than 60% and on which renovation and redevelopment will be conducted. A Property shall cease to be a Renovation Property, (i) if Renovation Completion occurs at any time during the first month of a fiscal quarter, at the end of such fiscal quarter or (ii) if Renovation Completion occurs after the first month of a fiscal quarter, at the end of the following fiscal quarter after Renovation Completion. For purposes hereof “Renovation Completion” means the earliest to occur of (A) 12 months after all improvements (other than tenant improvements on unoccupied space) related to the redevelopment of such Property having been substantially completed and (B) such Property achieving an Occupancy Rate of at least 80%.

“Required Holders” means at any time (a) prior to the Closing, the Purchasers, and (b) at any time on or after the Closing, two or more holders (at least one of which holders is not a Related Fund of one other such holder) of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by Hudson REIT, the Company or any Affiliate).

“Responsible Officer” means, with respect to any Person, any Senior Financial Officer and any other officer of such Person with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any Equity Interest of the Company or any Subsidiary now or hereafter outstanding, except a dividend or other distribution payable solely in common Equity Interests; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest of the Company or any Subsidiary now or hereafter outstanding, except a redemption or such other similar payment payable solely in common Equity Interests; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Company or any Subsidiary now or hereafter outstanding.

“Retail Property” means a Property improved with a building or buildings the substantial use of which is retail space, which may include a Property that is part of a Mixed-Use Property.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Secured Indebtedness” means (without duplication), with respect to a Person as of any given date, the aggregate principal amount of all Indebtedness of such Person or its Subsidiaries outstanding at such date on a consolidated basis and that is secured in any manner by any Lien, and in the case of Hudson REIT (without duplication), Hudson REIT’s Ownership Share of the Secured Indebtedness of its Unconsolidated Affiliates.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means, with respect to any Person, the chief financial officer, principal accounting officer, treasurer or comptroller of such Person.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Series C Notes” is defined in Section 1.

“Solvent” means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any Affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that could reasonably be expected to become an actual and matured liability); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged.

“Source” is defined in Section 6.2.

“Specified Existing Investors” means The Blackstone Group L.P. and Affiliates thereof.

“Studio Property” means a Property the substantial use of which is production studios, stages, control rooms and/or other audio and video room space, office and other support space, storage facilities and other incidental uses related thereto.

“Subsidiary” means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” means (a) each Subsidiary that has executed and delivered a Subsidiary Guaranty or (b) if no Subsidiary Guaranties are then required by Section 9.9, (1) each Material Subsidiary (other than an Excluded Subsidiary) to the extent that such Subsidiary is a “Subsidiary Guarantor” or treated as the equivalent under a Material Credit Facility and (2) each Subsidiary that then owns a Property that is part of the Unencumbered Pool.

“Subsidiary Guaranty” is defined in Section 9.9(a)(1).

“Substantial Amount” means, at the time of determination thereof, an amount in excess of 30% of the undepreciated book value of the total consolidated assets at such time of the Company and its Subsidiaries determined on a consolidated basis.

“Substitute Purchaser” is defined in Section 21.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Taxable REIT Subsidiary” has the meaning given that term in Section 856(1) of the Code.

“Total Asset Value” means the sum of all of the following of Hudson REIT on a consolidated basis determined in accordance with GAAP applied on a consistent basis:

(a) cash and Cash Equivalents, plus

(b) for Properties owned for more than four fiscal quarters and not valued pursuant to clauses (c) through (f) of this definition below, the sum of (1) the quotient of NOI of such Properties, if other than Studio Properties, for the most recent two fiscal quarters annualized, divided by the applicable Capitalization Rate, plus (2) the quotient of NOI of such Properties, if Studio Properties, for the most recent four fiscal quarters, divided by the applicable Capitalization Rate, plus

(c) the GAAP book value of Properties acquired during the most recent four fiscal quarters, plus

(d) the GAAP book value of Construction-in-Progress (including land, improvements, indirect costs internally allocated, pre-development costs and development costs), plus

(e) the GAAP book value of all Renovation Properties, plus

(f) the GAAP book value of Unimproved Land, plus

(g) an amount equal to the aggregate book value of Mortgage Receivables.

For avoidance of doubt, no single Property may be valued under more than one of the above clauses at any given time. Hudson REIT’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) will be included in Total Asset Value calculations consistent with the above described treatment for wholly owned assets.

In no event shall a Property valued pursuant to clause (b) of this definition above be less than zero.

For purposes of calculating the Total Asset Value of any Property that is not Construction-in-Progress or a Renovation Property, but that was Construction-in-Progress or a Renovation Property, as applicable, at any time during the previous two full fiscal quarters, the NOI attributable to such Property for purposes of making the calculation in clause (b) of this definition above shall be calculated as follows:

(i) until one full fiscal quarter has elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, the NOI attributable to (A) if such Property achieved Development Completion or Renovation Completion, as applicable, during the first month of the previous fiscal quarter, the NOI attributable to the last two months while such Property was Construction-in-Progress or a Renovation

Property, as applicable, shall be annualized and (B) otherwise, the last full fiscal quarter while such Property was Construction-in-Progress or a Renovation Property, as applicable, shall be annualized; and

(ii) after one full fiscal quarter has elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, but before two full fiscal quarters have elapsed since such Property ceased being Construction-in-Progress or a Renovation Property, as applicable, the NOI of the sum of (A) the NOI attributable to the last full fiscal quarter while such Property was Construction-in-Progress or a Renovation Property, as applicable, and (B) the NOI attributable to the first full fiscal quarter after the Property ceased being Construction-in-Progress or a Renovation Property, as applicable, shall be annualized.

For purposes of calculating the Total Asset Value, value attributable to investments in the following types of assets in excess of the applicable percentage specified below shall be excluded from the calculation of Total Asset Value:

(a) Mortgages in favor of Hudson REIT, the Company, or any Subsidiary, such that the aggregate book value of Indebtedness secured by such Mortgages exceeds 10% of Total Asset Value;

(b) the aggregate amount of Construction-in-Progress in which Hudson REIT either has a direct or indirect ownership interest such that the aggregate amount thereof exceeds 15% of Total Asset Value. If Construction-in-Progress is owned by an Unconsolidated Affiliate of Hudson REIT, then the product of (1) Hudson REIT’s Ownership Share in such Unconsolidated Affiliate and (2) the amount of Construction-in-Progress, shall be used in calculating such Total Asset Value limitation;

(c) unimproved real estate (which shall include raw land, valued at current book value) such that the aggregate book value of all such unimproved real estate exceeds 5% of Total Asset Value;

(d) Investments in Properties (other than Mortgages) that are not Office Properties or Studio Properties (provided that Investments for purposes of this clause (d) shall not include retail associated with Properties which are primarily Office Properties or Studio Properties) such that the aggregate value in such Investments exceeds 10% of Total Asset Value;

(e) common stock, Preferred Equity, other capital stock, beneficial interest in trust, membership interest in limited liability companies and other equity interests in Persons (other than consolidated Subsidiaries and Unconsolidated Affiliates), such that the aggregate value of such interests calculated on the basis of the lower of cost or market exceeds 10% of Total Asset Value;

(f) Investments in Unconsolidated Affiliates, such that the aggregate value of such Investments (determined in accordance with GAAP) in Unconsolidated Affiliates exceeds 15% of Total Asset Value; and

(g) Investments in Studio Properties, such that the aggregate value of such Investments in Studio Properties exceeds 20% of Total Asset Value.

In addition to the foregoing limitations, the value attributable to investments in the types of assets specified in clauses (a), (b), (c), (d) and (e) in this definition above, in the aggregate, in excess of 25% shall be excluded from the calculation of Total Asset Value.

“Total Liabilities” means all Indebtedness of Hudson REIT and its Subsidiaries on a consolidated basis and Hudson REIT’s Ownership Share of all Indebtedness of its Unconsolidated Affiliates, other than intercompany Indebtedness owed to Hudson REIT and its Subsidiaries.

“UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction.

“Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

“Unencumbered Asset Value” means without duplication, the sum of the following:

(a) For each Unencumbered Pool Property owned for the most recently ended four fiscal quarters, the quotient of (1) Unencumbered NOI attributable to such Unencumbered Pool Property (i) if other than a Studio Property, for the most recently ended two fiscal quarters annualized, and (ii) if a Studio Property, for the most recently ended four fiscal quarters, divided by (2) the Capitalization Rate, plus

(b) For each Unencumbered Pool Property acquired within the last four fiscal quarters, the acquisition cost of such Unencumbered Pool Property.

Notwithstanding the above, (A) to the extent that the Unencumbered Asset Value attributable to Unencumbered Pool Properties subject to Ground Leases exceeds 30% of total Unencumbered Asset Value (provided that the Metro Park Ground Lease shall not be taken into account when calculating such 30% limitation), such excess shall be excluded from Unencumbered Asset Value; and (B) to the extent that the aggregate rental revenue of the Unencumbered Pool Properties generated from a single tenant or Affiliated tenants in the aggregate exceeds 25%, in each such case, such excess shall be excluded when determining Unencumbered NOI for the purposes of calculating Unencumbered Asset Value. In no event shall a Property valued pursuant to clause (a) of this definition above be less than zero.

“Unencumbered NOI” means, for any period the aggregate NOI from the Unencumbered Pool Properties and all other unencumbered assets for the most recent two fiscal quarters annualized. To the extent that an Unencumbered Pool Property has been owned for at least one month, but not for a full fiscal quarter, the NOI from that Property for such period of ownership will be annualized. If the Property has not been owned for one full month, NOI shall be based on a pro forma NOI approved by the Required Holders, provided that any pro forma NOI approved by the administrative agents under each Material Credit Facility shall be deemed to be approved by the Required Holders. Hudson REIT’s Ownership Share of NOI from unencumbered assets held by its Unconsolidated Affiliates will be included in Unencumbered NOI calculations consistent with the above described treatment for NOI from Unencumbered Pool Properties.

“Unencumbered Pool” means, as of any date of determination, (a) each Eligible Property, plus (b) any Property approved by the Required Holders in writing for inclusion in the Unencumbered Pool as of such date, minus (c) any Eligible Property or portion thereof that is otherwise excluded from the “unencumbered pool” under any Material Credit Facility as of such date.

“Unencumbered Pool Property” means a Property then included in the Unencumbered Pool.

“Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred and for which no development is scheduled in the immediately following 12 months.

“Unsecured Indebtedness” means Indebtedness which is not Secured Indebtedness.

“Unsecured Interest Expense” means, for a given period, all Interest Expense attributable to Unsecured Indebtedness of Hudson REIT and its Subsidiaries, on a consolidated basis, and Hudson REIT’s Ownership Share of Unsecured Indebtedness of its Unconsolidated Affiliates, in each case for such period. For the purpose of this definition, Interest Expense will be based on actual Unsecured Interest Expense.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” is defined in Section 5.16(a).

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

FORM OF SERIES A GUARANTEED SENIOR NOTE

HUDSON PACIFIC PROPERTIES, L.P.

4.34% SERIES A GUARANTEED SENIOR NOTE DUE JANUARY 2, 2023

No. RA-	, 20
$	PPN 444097 A*0

FOR VALUE RECEIVED, the undersigned, HUDSON PACIFIC PROPERTIES, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the State of Maryland, hereby promises to pay to                     , or registered assigns, the principal sum of          DOLLARS (or so much thereof as shall not have been prepaid) on January 2, 2023 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.34% per annum from the date hereof, payable semiannually, on the 16th day of June and December in each year, commencing with the June 16th or December 16th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (1) on any overdue payment of interest and (2) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.34% or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of November 16, 2015 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in

SCHEDULE 1(a)

(to Note Purchase Agreement)

writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

HUDSON PACIFIC PROPERTIES, L.P.

By:	Hudson Pacific Properties, Inc.,
its general partner

By
Its

1(a)-2

FORM OF SERIES B GUARANTEED SENIOR NOTE

HUDSON PACIFIC PROPERTIES, L.P.

4.69% SERIES B GUARANTEED SENIOR NOTE DUE DECEMBER 16, 2025

No. RB-	, 20
$	PPN 444097 A@8

FOR VALUE RECEIVED, the undersigned, HUDSON PACIFIC PROPERTIES, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the State of Maryland, hereby promises to pay to                     , or registered assigns, the principal sum of          DOLLARS (or so much thereof as shall not have been prepaid) on December 16, 2025 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.69% per annum from the date hereof, payable semiannually, on the 16th day of June and December in each year, commencing with the June 16th or December 16th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (1) on any overdue payment of interest and (2) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.69% or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of November 16, 2015 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in

SCHEDULE 1(b)

(to Note Purchase Agreement)

writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

HUDSON PACIFIC PROPERTIES, L.P.

By:	Hudson Pacific Properties, Inc.,
its general partner

By
Its

1(c)-2

FORM OF SERIES C GUARANTEED SENIOR NOTE

HUDSON PACIFIC PROPERTIES, L.P.

4.79% SERIES C GUARANTEED SENIOR NOTE DUE DECEMBER 16, 2027

No. RC-	, 20
$	PPN 444097 A#6

FOR VALUE RECEIVED, the undersigned, HUDSON PACIFIC PROPERTIES, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the State of Maryland, hereby promises to pay to                     , or registered assigns, the principal sum of          DOLLARS (or so much thereof as shall not have been prepaid) on December 16, 2027 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.79% per annum from the date hereof, payable semiannually, on the 16th day of June and December in each year, commencing with the June 16th or December 16th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (1) on any overdue payment of interest and (2) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.79% or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, National Association in New York, New York or at such other place as the Company shall have designated by written notice to the holder of Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of November 16, 2015 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in

SCHEDULE 1(c)

(to Note Purchase Agreement)

writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

HUDSON PACIFIC PROPERTIES, L.P.

By:	Hudson Pacific Properties, Inc.,
its general partner

By
Its

1(c)-2

FORM OF OPINION OF SPECIAL COUNSEL

TO HUDSON REIT AND THE COMPANY

December [    ], 2015

DRAFT

The Purchasers listed on Schedule A hereto

Re: Note Purchase Agreement dated as of November 16, 2015 by and among Hudson Pacific Properties, L.P. and the Purchasers listed on Schedule A attached hereto

Ladies and Gentlemen:

We have acted as special counsel to Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Company”), in connection with (i) that certain Note Purchase Agreement dated as of November 16, 2015 (the “Note Purchase Agreement”), by and among the Company and the purchasers signatory thereto listed on Schedule A hereto (the “Purchasers”), under which the Company is issuing on the date hereof (a) $110,000,000 aggregate principal amount of its 4.34% Series A Guaranteed Senior Notes due January 2, 2023 (the “Series A Notes”), (b) $259,000,000 aggregate principal amount of its 4.69% Series B Guaranteed Senior Notes due December 16, 2025 (the “Series B Notes”) and (c) $56,000,000 aggregate principal amount of its 4.79% Series C Guaranteed Senior Notes due December 16, 2027 (the “Series C Notes”, and collectively with the Series A Notes and the Series B Notes, the “Notes”); and (ii) the other Transaction Documents (as defined below). Capitalized terms defined in the Note Purchase Agreement, used herein and not otherwise defined herein, shall have the meanings given them in the Note Purchase Agreement.

This letter is furnished pursuant to Section 4.4(a)(1) of the Note Purchase Agreement. As used herein, the following terms shall have the following meanings: (1) “REIT” means Hudson Pacific Properties, Inc., a Maryland corporation; and (2) “Credit Parties” means the REIT and the Company.

As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a specified fact confirmation procedure is stated to have been performed (in which case we have with your consent performed the stated procedure). We have examined, among other things, the following:

a.	the Note Purchase Agreement;

b.	the Parent Guaranty dated as of the date hereof (the “Parent Guaranty”), executed and delivered by the REIT in favor of the Purchasers and each other holder of Notes;

c.	specimen copies of the Notes;

SCHEDULE 4.4(a)(1)

(to Note Purchase Agreement

d.	the Second Amended and Restated Credit Agreement dated as of March 31, 2015, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of October 9, 2015 and Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of November [ ], 2015 (the “Amended and Restated Credit Agreement”) among the Company, various financial institutions and Wells Fargo Bank, National Association, as administrative agent; and[1]

e.	the Term Loan Credit Agreement dated as of November [ ], 2015 (the “Term Loan Credit Agreement”, and together with the Amended and Restated Credit Agreement, the “Material Credit Facilities”) among the Company, various financial institutions and Wells Fargo Bank, National Association, as administrative agent.

The documents described in subsections (a) – (c) above are referred to herein collectively as the “Transaction Documents.”

Except as otherwise stated herein, as to factual matters we have, with your consent, relied upon the foregoing, and upon oral and written statements and representations of officers and other representatives of the Credit Parties and others, including the representations and warranties of the Credit Parties in the Transaction Documents. We have not independently verified such factual matters.

In our examination, we have assumed the genuineness of all signatures, including any endorsements, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.

We are opining as to the effect on the subject transaction only of the federal laws of the United States and the internal laws of the State of New York, and we express no opinion with respect to the applicability to the opinions expressed herein, or the effect thereon, of the laws of any other jurisdiction, or as to any matters of municipal law or the laws of any local agencies within any state.

Except as otherwise stated herein, our opinions herein are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to note issuers and guarantors in unsecured private placement transactions of the type contemplated by the Transaction Documents. We express no opinion as to any state or federal laws or regulations applicable to the subject transactions because of the legal or regulatory status of any parties to the Transaction Documents or the legal or regulatory status of any of their affiliates. Various issues pertaining to Maryland law are addressed in the opinion of Venable LLP, separately provided to you. We express no opinion with respect to those matters, and to the extent elements of those opinions are necessary to the conclusions expressed herein, we have, with your consent, assumed such matters.

[1]	The term loan credit agreement of March 31, 2015 will be added to this opinion if the facility is not paid-off prior to, or concurrent with, the disbursement of the NPA proceeds.

4.4(a)(1)–2

Subject to the foregoing and the other matters set forth herein, as of the date hereof:

1. With your consent, based solely on certificates from public officials, we confirm that each of the Credit Parties is qualified to do business in the State of California.

2. Each of the Transaction Documents constitutes a legally valid and binding obligation of each Credit Party that is a party thereto, enforceable against each such Credit Party in accordance with its terms.

3. The execution and delivery of the Transaction Documents by each Credit Party that is a party thereto, and the consummation by the Credit Parties of the transactions contemplated by the Transaction Documents, including the issuance and repayment of the Notes by the Company pursuant to the Note Purchase Agreement, and the grant of the guaranty by the REIT pursuant to the Parent Guaranty, do not on the date hereof:

(i) result in a breach of or a default under any of the Material Credit Facilities;

(ii) violate any federal or New York statute, rule, or regulation applicable to the Credit Parties (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System, assuming the Company complies with the provisions of the Transaction Documents relating to the use of proceeds); or

(iii) require any consents, approvals, or authorizations to be obtained by the Credit Parties from, or any registrations, declarations or filings to be made by the Credit Parties with, any governmental authority under any federal or New York statute, rule or regulation applicable to the Credit Parties.

4. Neither the Company nor the REIT is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

5. No registration of the Notes or the Parent Guaranty under the Securities Act of 1933, as amended, and no qualification of an indenture under the Trust Indenture Act of 1939, as amended, is required for the purchase of the Notes by the Purchasers. We express no opinion, however, as to when or under what circumstances any Notes initially sold to the Purchasers may be reoffered or resold.

We do not express any opinion with respect to the creation, validity, attachment, perfection or priority of any security interest or lien or the effectiveness of any sale or other conveyance or transfer of real or personal property.

4.4(a)(1)–3

Our opinions are subject to:

a.	the effects of bankruptcy, insolvency, reorganization, preference, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights or remedies of creditors;

b.	the effects of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith, fair dealing and the discretion of the court before which a proceeding is brought;

c.	the invalidity under certain circumstances under law or court decisions of provisions for the indemnification or exculpation of or contribution to a party with respect to a liability where such indemnification, exculpation or contribution is contrary to public policy; and

d.	we express no opinion with respect to (i) consents to, or restrictions upon, governing law (except for the validity under the laws of the State of New York, but subject to mandatory choice of law rules and constitutional limitations, of provisions of the Transaction Documents which expressly choose New York as the governing law for the Transaction Documents), jurisdiction (except for the validity under the laws of the State of New York, but subject to mandatory jurisdiction rules and constitutional limitations, of provisions in the Transaction Documents which expressly provide for submission to the jurisdiction of the courts of the State of New York; unless a court finds such submission to be against public policy, unfair, or unreasonable), venue, service of process, arbitration, remedies or judicial relief; (ii) advance waivers of claims, defenses, rights granted by law, or notice, opportunity for hearing, evidentiary requirements, statutes of limitation, trial by jury or at law, or other procedural rights; (iii) waivers of broadly or vaguely stated rights; (iv) covenants not to compete; (v) provisions for exclusivity, election or cumulation of rights or remedies; (vi) provisions authorizing or validating conclusive or discretionary determinations; (vii) grants of setoff rights; (viii) provisions to the effect that a guarantor is liable as a primary obligor, and not as a surety and provisions purporting to waive modifications of any guaranteed obligation to the extent such modification constitutes a novation; (ix) provisions for the payment of attorneys’ fees where such payment is contrary to law or public policy; (x) proxies, powers and trusts; (xi) except as set forth in numbered paragraph 3(i) of this letter, provisions prohibiting, restricting, or requiring consent to assignment or

4.4(a)(1)–4

transfer of any agreement, right or property; (xii) provisions for liquidated damages, default interest, late charges, monetary penalties, prepayment or make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty; (xiii) provisions permitting, upon acceleration of any indebtedness, collection of that portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon; and (xiv) the severability, if invalid, of provisions to the foregoing effect.

We express no opinion or confirmation as to federal or state securities laws (except as set forth in numbered paragraphs 4 and 5 of this letter), tax laws, antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, compliance with fiduciary duty requirements, pension or employee benefit laws, usury laws (other than any statute, rule or regulation of the State of New York), environmental laws, margin regulations (except as set forth in numbered paragraph 3(ii) of this letter), laws and regulations relating to commodities trading, futures and swaps; Financial Industry Regulatory Authority rules; National Futures Association rules; or the rules of any stock exchange, clearing organization, designated contract market or other regulated entity for trading, processing, clearing or reporting transactions in securities, commodities, futures or swaps, export control, anti-money laundering and anti-terrorism laws (without limiting other laws or rules excluded by customary practice).

Without limiting the generality of the foregoing, the opinions expressed above are also subject to the following limitations, exceptions and assumptions:

(i) We have assumed that any conditions to the effectiveness of the Transaction Documents have been satisfied or waived.

(ii) Our opinions expressed herein with respect to the Transaction Documents address only the express terms of such documents (excluding any provisions incorporating any document or agreement, or the provisions of any other document or agreement, that is not a Transaction Document, by reference) and not any other document or agreement, or the provisions of such other document or agreement, incorporated therein or made a part thereof by reference.

With your consent, for purposes of the opinion rendered in numbered paragraph 5, we have assumed that the representations and warranties made by each of the Purchasers contained in the Note Purchase Agreement are accurate and have been and will be complied with. We have also assumed that since the original date of execution thereof, the Note Purchase Agreement has not been amended, restated, modified, supplemented, or terminated and that no rights pursuant thereto have been released, waived, or modified either expressly or by any action or inaction of the parties thereto and that no party has defaulted on its obligations under the Note Purchase Agreement.

Insofar as our opinions require interpretation of the Material Credit Facilities, with your consent, (i) we have assumed that all courts of competent jurisdiction would enforce each Material Credit Facility in accordance with its plain meaning, (ii) we express no opinion with respect to a breach or default under any Material Credit Facility that would occur only upon the happening of a contingency, and (iii) we express no opinion with respect to any matters which require the performance of a mathematical calculation or the making of a financial, valuation or accounting determination.

4.4(a)(1)–5

With your consent, except to the extent that we have expressly opined as to such matters with respect to the Credit Parties herein, we have assumed that, (a) the Transaction Documents have been duly authorized, executed and delivered by the parties thereto, (b) the Transaction Documents constitute legally valid and binding obligations of the parties thereto, enforceable against each of them in accordance with their respective terms, and (c) the status of the Transaction Documents as legally valid and binding obligations of the parties is not affected by any (i) breaches of, or defaults under, agreements or instruments, (ii) violations of statutes, rules, regulations or court or governmental orders, or (iii) failures to obtain required consents, approvals or authorizations from, or make required registrations, declarations or filings with, governmental authorities.

This letter is furnished only to you and is solely for your benefit in connection with the transactions referenced in the first paragraph. This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to or relied upon by any other person, firm or entity for any purpose, without our prior written consent, which may be granted or withheld in our discretion. At your request, we hereby consent to reliance hereon by any future transferee of your interest in the Notes under the Note Purchase Agreement pursuant to a transfer that is made and, if required, consented to, in accordance with the express provisions of Section 13.2 of the Note Purchase Agreement, on the condition and understanding that (i) this letter speaks only as of the date hereof, (ii) we have no responsibility or obligation to update this letter, to consider its applicability or correctness to other than its addressee(s), or to take into account changes in law, facts or any other developments of which we may later become aware, and (iii) any such reliance by a future transferee must be actual and reasonable under the circumstances existing at the time of transfer, including any changes in law, facts or any other developments known to or reasonably knowable by the transferee at such time. In addition, we also hereby consent to your furnishing a copy of this letter to: (i) governmental regulatory agencies having jurisdiction over any person permitted to rely on this letter (including, without limitation, the National Association of Insurance Commissioners), (ii) attorneys as needed in connection with any legal action arising out of the transactions contemplated by the Transaction Documents to which a person permitted to rely on this letter is a party, (iii) your counsel and (iv) as required by any order of any court or governmental authority; provided, however, that no such person shall be entitled to rely on this letter.

Very truly yours,

        DRAFT

4.4(a)(1)–6

SCHEDULE A

PURCHASERS

METROPOLITAN LIFE INSURANCE COMPANY

GENERAL AMERICAN LIFE INSURANCE COMPANY

METLIFE INSURANCE COMPANY USA

AXIS REINSURANCE COMPANY

ERIE FAMILY LIFE INSURANCE COMPANY

METLIFE INSURANCE K.K.

UNION FIDELITY LIFE INSURANCE COMPANY

SYMETRA LIFE INSURANCE COMPANY

NEW YORK LIFE INSURANCE COMPANY

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

SEPARATE ACCOUNT B, A SEPARATE ACCOUNT OF HARTFORD LIFE INSURANCE COMPANY

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

HARTFORD ACCIDENT AND INDEMNITY COMPANY

HARTFORD UNDERWRITERS INSURANCE COMPANY

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

HARTFORD LIFE INSURANCE COMPANY

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

UNITED SERVICES AUTOMOBILE ASSOCIATION

USAA CASUALTY INSURANCE COMPANY

PACIFIC LIFE INSURANCE COMPANY

AMERICAN FAMILY LIFE INSURANCE COMPANY

4.4(a)(1)–7

FORM OF OPINION OF SPECIAL MARYLAND COUNSEL

TO HUDSON REIT AND THE COMPANY

DRAFT

                         , 2015

Each of the Purchasers (as defined below)

Re:	Hudson Pacific Properties, Inc. Hudson Pacific Properties, L.P.

Ladies and Gentlemen:

We have served as Maryland counsel to Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Issuer”), and Hudson Pacific Properties, Inc., a Maryland corporation and the sole general partner of the Issuer (the “Company” and, together with the Issuer, the “Notes Parties”), in connection with the issuance by the Issuer of the following series of its notes (collectively, the “Senior Notes”): (a) $110,000,000 aggregate principal amount of the 4.34% Series A Guaranteed Senior Notes, due January 2, 2023, (b) $259,000,000 aggregate principal amount of the 4.69% Series B Guaranteed Senior Notes, due December 16, 2025, and (c) $56,000,000 aggregate principal amount of the 4.79% Series C Guaranteed Senior Notes, due December 16, 2027, pursuant to the Note Purchase Agreement, dated as of November 16, 2015 (the “Purchase Agreement”), by and among the Issuer and the purchasers of the Senior Notes listed in Schedule B thereto (the “Purchasers”). This firm did not participate in the negotiation or drafting of the Transaction Documents (as defined herein). This opinion is being delivered to you at the request of the Notes Parties pursuant to Section 4.4(a)(2) of the Purchase Agreement.

In connection with our representation of the Notes Parties, and as a basis for the opinion hereinafter set forth, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (hereinafter, collectively referred to as the “Documents”):

1. The charter of the Company (the “Charter”), certified by the State Department of Assessments and Taxation of Maryland (the “SDAT”);

2. The Second Amended and Restated Bylaws of the Company (the “Bylaws”), certified as of the date hereof by an officer of the Company;

3. Certificates of the SDAT as to the good standing of the Company and the Issuer, dated as of a recent date;

4. The Certificate of Limited Partnership of the Issuer (the “Certificate”), certified by the SDAT;

SCHEDULE 4.4(a)(2)

(to Note Purchase Agreement)

Each of the Purchasers

December     , 2015

5. The Third Amended and Restated Agreement of Limited Partnership of the Issuer, dated April 1, 2015 (the “Partnership Agreement”), among the Company, as general partner, and the persons whose names are listed on Exhibit A thereto as limited partners, certified as of the date hereof by an officer of the Company;

6. Resolutions adopted by the Board of Directors of the Company relating to (a) the issuance of the Senior Notes and (b) the execution and delivery of the Transaction Documents, certified as of the date hereof by an officer of the Company;

7. The Purchase Agreement;

8. The Senior Notes, each dated as of the date hereof;

9. The Parent Guaranty Agreement, dated as of the date hereof (the “Parent Guaranty” and, together with the Purchase Agreement and the Senior Notes, the “Transaction Documents”), by the Company for the benefit of the Purchasers and each other holder of the Senior Notes;

10. A certificate executed by an officer of the Company, dated as of the date hereof; and

11. Such other documents and matters as we have deemed necessary or appropriate to express the opinion set forth below, subject to the assumptions, limitations and qualifications stated herein.

In expressing the opinion set forth below, we have assumed the following:

1. Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

2. Each individual executing any of the Documents on behalf of a party (other than the Notes Parties) is duly authorized to do so.

3. Each of the parties (other than the Notes Parties) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party’s obligations set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms.

4. All Documents submitted to us as originals are authentic. All Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All representations, warranties, statements and information contained in the Documents are true and complete. There has been no oral or written modification of or amendment to any of the Documents, and there has been no waiver of any provision of any of the Documents, by action or omission of the parties or otherwise.

4.4(a)(2)-2

Each of the Purchasers

December     , 2015

As used herein with respect to the Company, the term “Affiliated Capacity” shall mean the Company’s capacity as the general partner of the Issuer.

The phrase “known to us” is limited to the actual knowledge, without independent inquiry, of the lawyers at our firm who have performed legal services in connection with the issuance of this opinion.

Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

1. The Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

2. The Issuer is a limited partnership duly formed and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

3. The Company has the corporate power to execute and deliver, in its own capacity or its Affiliated Capacity, as applicable, the Transaction Documents to which it is a party in its own capacity or in its Affiliated Capacity and to perform, in such capacity or capacities, its obligations thereunder.

4. The Issuer has the limited partnership power to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder.

5. The execution and delivery by the Company, in its own capacity or its Affiliated Capacity, as applicable, of the Transaction Documents to which it is a party in its own capacity or in its Affiliated Capacity, and the performance by the Company, in such capacity or capacities, of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of the Company.

6. The execution and delivery by the Issuer of the Transaction Documents to which it is a party, and the performance by the Issuer of its obligations thereunder, have been duly authorized by all necessary limited partnership action on the part of the Issuer.

7. Each of Notes Parties, in its own capacity or its Affiliated Capacity, as applicable, has duly executed and, so far as is known to us, delivered the Transaction Documents to which it is a party in its own capacity or in its Affiliated Capacity, as applicable.

8. The execution and delivery by each of the Notes Parties of the Transaction Documents to which it is a party in its own capacity or in its Affiliated Capacity, as applicable, do not and the performance by each of the Notes Parties, in such capacity or capacities, of its obligations thereunder will not, (a) conflict with the Charter, the Bylaws, the Certificate or the Partnership Agreement, as applicable, or (b) violate any Maryland law, rule or regulation applicable to the Notes Parties.

4.4(a)(2)-3

Each of the Purchasers

December     , 2015

9. Except for such approvals, authorizations, consents, orders or filings, if any, as may be required under the securities laws of the State of Maryland (as to which we express no opinion) in connection with the offering, issuance, guaranty and sale of the Senior Notes, no approval, authorization, consent or order of, or filing with, any Maryland governmental authority having jurisdiction over the Notes Parties is required in connection with the execution, delivery and performance by each of the Notes Parties, in its own capacity or its Affiliated Capacity, as applicable, of the Transaction Documents to which it is a party in its own capacity or in its Affiliated Capacity, as applicable, and the consummation by each of the Notes Parties, in such capacity or capacities, of the transactions contemplated by the Transaction Documents.

The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to the applicability or effect of federal or state securities laws, including the securities laws of the State of Maryland, the real estate syndication laws of the State of Maryland, federal or state laws regarding fraudulent transfers or the laws, codes or regulations of any municipality or other local jurisdiction. We note that the Transaction Documents provide that they shall be governed by the laws of the State of New York. To the extent that any matter as to which our opinion is expressed herein would be governed by the laws of any jurisdiction other than the State of Maryland, we do not express any opinion on such matter. Our opinion expressed in paragraph 8(b) above is based upon our consideration of only those laws, rules or regulations of the State of Maryland, if any, which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents. Our opinion expressed in paragraph 9 above is based upon our consideration of only those approvals, authorizations, consents or orders of, or filings with, any governmental authority of the State of Maryland, if any, which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents. The opinion expressed herein is subject to the effect of any judicial decision which may permit the introduction of parol evidence to modify the terms or the interpretation of agreements.

The opinion expressed herein is limited to the matters specifically set forth herein and no other opinion shall be inferred beyond the matters expressly stated. We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

This opinion is being furnished to you solely for your benefit in connection with the execution and delivery of the Transaction Documents. Accordingly, it may not be relied upon by, quoted in any manner to, or delivered to any other person or entity without, in each instance, our prior written consent, except that, without the necessity for any such consent, this opinion may be relied upon by (i) Latham & Watkins LLP, counsel to the Notes Parties, in connection with its opinion of even date herewith relating to the offering, issuance and sale of the Senior Notes, and (ii) your permitted successors, assigns or transferees as holders of the Senior Notes, in each case, as if this opinion were addressed to such party and had been delivered to it on the date hereof; provided however that any such reliance by a future successor,

4.4(a)(2)-4

Each of the Purchasers

December     , 2015

assignee or transferee (collectively “Future Recipients”) must be actual and reasonable under the circumstances existing at the time, including any changes in law or facts or any other developments known to or reasonably knowable by such Future Recipients at such time. You may deliver a copy of this opinion without our prior written consent (a) pursuant to regulatory requirements, to any governmental or regulatory authority having jurisdiction over you, (b) to the National Association of Insurance Commissioners, (c) to your counsel and to your independent auditors, (d) pursuant to any order or legal process of any court or governmental agency and (e) to any potential transferee of any Senior Notes, but no such person shall be entitled to rely upon this opinion.

Very truly yours,

4.4(a)(2)-5

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

The closing opinion of Schiff Hardin LLP, special counsel to the Purchasers, called for by Section 4.4(b) of the Agreement, shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

1. The Issuer is a limited partnership in good standing under the laws of the State of Maryland.

2. Hudson REIT is a corporation in good standing under the laws of the State of Maryland.

3. The Agreement and the Notes being delivered on the date hereof constitute the legal, valid and binding contracts of the Issuer enforceable against the Issuer in accordance with their respective terms.

4. The Parent Guaranty constitutes the legal, valid and binding contract of Hudson REIT enforceable against Hudson REIT in accordance with its terms.

5. The issuance, sale and delivery of the Notes being delivered on the date hereof under the circumstances contemplated by this Agreement do not, under existing law, require the registration of such Notes under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939.

The opinion of Schiff Hardin LLP shall also state that the opinions of Latham & Watkins LLP and Venable LLP are satisfactory in scope and form to Schiff Hardin LLP and that, in its opinion, the Purchasers are justified in relying thereon.

The opinion of Schiff Hardin LLP is limited to the laws of the State of New York and the federal laws of the United States.

With respect to matters of fact upon which such opinion is based, Schiff Hardin LLP may rely on appropriate certificates of public officials and officers of the Issuer and Hudson REIT and upon representations of the Issuer and Hudson REIT and the Purchasers delivered in connection with the issuance and sale of the Notes.

SCHEDULE 4.4(b)

(to Note Purchase Agreement)

DISCLOSURE MATERIALS

1.	Investor presentation dated September 2015.

2.	Spreadsheet titled HPP Property List—Hudson Pacific Properties, Inc. Portfolio Summary – June 30, 2015.

3.	Summary of insurance coverage document titled “HPP PML Executive Summary 9-9-15.”

SCHEDULE 5.3

(to Note Purchase Agreement)

SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

Part I: Subsidiaries of the Company and Ownership of Subsidiary Stock

(a) Ownership

Entity	Jurisdiction	Ownership
HCTD, LLC	Delaware	100% Hudson Pacific Services, Inc.
HFOP City Plaza, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Howard Street Associates LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 604 Arizona, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 275 Brannan, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 9300 Culver, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 6922 Hollywood, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 222 Kearny, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 901 Market, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 1455 GP, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 1455 Market, LP1	Delaware	• 55% Hudson Pacific Properties, L.P. • 100% Non-Economic GP Interest, Hudson 1455 GP, LLC
Hudson 1455 Market Street, LLC	Delaware	• 100% Non-Director Voting Common and 65% Director Voting Preferred, Hudson 1455 Market, L.P. • 35% Director Voting Preferred, Hudson 1455 GP, LLC
Hudson 1861 Bundy, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 6040 Sunset, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 10900 Washington, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 10950 Washington, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 9300 Wilshire, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson OP Management, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Capital, LLC	California	100% Hudson Pacific Properties, L.P.
Hudson Del Amo Office, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson First Financial Plaza, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Pacific Services, Inc.	Maryland	100% Hudson Pacific Properties, L.P.

[1]	Joint Venture Entity.

SCHEDULE 5.4

(to Note Purchase Agreement)

Entity	Jurisdiction	Ownership
Hudson Media and Entertainment Management, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Rincon Center, LLC	Delaware	100% Rincon Center Commercial, LLC
Hudson Tierrasanta, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Rincon Center Commercial, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Sunset Bronson Entertainment Properties, LLC	Delaware	100% Sunset Studio Holdings, LLC
Sunset Bronson Services, LLC	Delaware	100% Hudson Pacific Services, Inc.
Sunset Gower Entertainment Properties, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Sunset Gower Services, LLC	Delaware	100% Hudson Pacific Services, Inc.
Sunset Studios Holdings, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Met Park North, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Combined/Hudson 9300 Culver, LLC	Delaware	92.5% Hudson 9300 Culver, LLC
Hudson JW, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson MC Partners, LLC[2]	Delaware	65% Hudson JW, LLC
P1 Hudson MC, Partners, LLC	Delaware	100% Hudson MC Partners, LLC
P2 Hudson MC Partners, LLC	Delaware	100% Hudson MC Partners, LLC
Hudson 3402 Pico, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Element LA, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Northview, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 625 Second, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson First & King, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 3401 Exposition, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Merrill Place, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 801 S. Broadway Participation, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 12655 Jefferson, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Palo Alto Square, LLC	Delaware	100% Hudson Pacific Properties, L.P.

[2]	Joint Venture Entity.

5.4-2

Entity	Jurisdiction	Ownership
Hudson 3400 Hillview Avenue, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Embarcadero Place, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Foothill Research Center, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Page Mill Center, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Clocktower Square, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 3176 Porter Drive, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 2180 Sand Hill Road, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Towers at Shore Center, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Skyway Landing, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Shorebreeze, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 555 Twin Dolphin Plaza, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 333 Twin Dolphin Plaza, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Bayhill Office Center, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Peninsula Office Park, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Bay Park Plaza, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Metro Center, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson One Bay Plaza, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Concourse, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Gateway Place, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Metro Plaza, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 1740 Technology, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Skyport Plaza, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Skyport Plaza Land, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Techmart Commerce Center, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Patrick Henry Drive, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson Campus Center, LLC	Delaware	100% Hudson Pacific Properties, L.P.

5.4-3

Entity	Jurisdiction	Ownership
Hudson Campus Center Land, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 4th and Traction, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 405 Mateo, LLC	Delaware	100% Hudson Pacific Properties, L.P.
Hudson 1003 4th Place, LLC	Delaware	100% Hudson Pacific Properties, L.P.

(b) Relevant Agreements with respect to the Company’s Subsidiaries.

Stockholders Agreement by and among Hudson Pacific Properties, Inc., Hudson Pacific Properties, L.P., Blackstone Real Estate Advisors L.P. and the Sponsor Stockholders named therein, dated as of April 1, 2015.

Third Amended and Restated Limited Partnership Agreement of Hudson Pacific Properties, L.P., dated as of April 1, 2015.

5.4-4

Part II: Company Affiliates other than Subsidiaries

None.

5.4-5

Part III: Directors and Senior Officers of the Company and Hudson REIT

Directors of Hudson REIT

Victor J. Coleman
Theodore R. Antenucci
Frank Cohen
Richard B. Fried
Jonathan M. Glaser
Robert L. Harris II
Mark D. Linehan
Robert M. Moran, Jr.
Michael B. Nash
Barry A. Porter
John G. Schreiber

Officers of Hudson REIT

Name	Title
Victor J. Coleman	Chief Executive Officer and President
Mark T. Lammas	Chief Operating Officer, Chief Financial Officer and Treasurer
Kay L. Tidwell	General Counsel and Secretary

Directors of the Company

None.

Officers of the Company

None.

5.4-6

FINANCIAL STATEMENTS

1.	Annual Report for Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. on Form 10-K for the year ended December 31, 2010.

2.	Annual Report for Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. on Form 10-K for the year ended December 31, 2011.

3.	Annual Report for Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. on Form 10-K for the year ended December 31, 2012.

4.	Annual Report for Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. on Form 10-K for the year ended December 31, 2013.

5.	Annual Report for Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. on Form 10-K for the year ended December 31, 2014.

6.	Quarterly Report for Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. on Form 10-Q for the three months ended March 31, 2015.

7.	Quarterly Report for Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. on Form 10-Q for the three months ended June 30, 2015.

8.	Quarterly Report for Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. on Form 10-Q for the three months ended September 30, 2015.

SCHEDULE 5.5

(to Note Purchase Agreement)

PROPERTIES; LIENS

Part I: List of Properties, Occupancy, Construction/Renovation Status, Ground Leases

(as of the Execution Date)

PROPERTY NAME	ADDRESS	PERCENT OCCUPIED	FEE AND/OR LEASEHOLD OWNER	GROUND LEASE
222 Kearny Street and 180 Sutter Street	220-222 Kearny Street, San Francisco, CA 94108 and 180 Sutter Street, San Francisco, CA 94104 (San Francisco County )	84.8%	Hudson 222 Kearny, LLC	Expires 6/14/2054
604 Arizona Avenue	604 Arizona Avenue, Santa Monica, CA 90401 (Los Angeles County)	100.0%	Hudson 604 Arizona, LLC	N/A
625 Second Street	625 Second Street, San Francisco, CA 94107 (San Francisco County)	56.1%	Hudson 625 Second, LLC	N/A
Del Amo Financial Building	3501 Sepulveda Boulevard, Torrance, CA 90505 (Los Angeles County)	100%	Hudson Del Amo Office, LLC	Expires 6/30/2049
6922 Hollywood Boulevard	6922 Hollywood Boulevard, Hollywood, CA 90028 (Los Angeles County)	85.7%	Hudson 6922 Hollywood, LLC	N/A
10900 Washington Boulevard	10900 Washington Boulevard, Culver City, CA 90232 (Los Angeles County)	100%	Hudson 10900 Washington, LLC	N/A
Technicolor Building	6040 & 6060 W. Sunset Boulevard, Hollywood, CA 90028 (Los Angeles County)	100%	Hudson 6040 Sunset, LLC	N/A
83 South King Street	83 South King Street, Seattle, WA, 98104 (King County)	97.0%	Hudson First & King, LLC	N/A
505 First Avenue South	505 First Avenue South, Seattle, WA 98104 (King County)	96.5%	Hudson First & King, LLC	N/A
Northview	20700 44th Avenue West, Lynwood, WA 98036 (Snohomish County)	81.8%	Hudson Northview, LLC	N/A
3401 Exposition Boulevard	3401 Exposition Boulevard, Santa Monica, CA 90404 (Los Angeles County)	100%	Hudson 3401 Exposition, LLC	N/A
Merrill Place	411 First Avenue South, Seattle, WA 98104 (King County)	73.2%	Hudson Merrill Place, LLC	N/A
9300 Wilshire	9300 Wilshire Blvd., Beverly Hills, CA 90212 (Los Angeles County)	91.5%	Hudson 9300 Wilshire, LLC	Expires 8/14/2032

SCHEDULE 5.10(a)

(to Note Purchase Agreement)

PROPERTY NAME	ADDRESS	PERCENT OCCUPIED	FEE AND/OR LEASEHOLD OWNER	GROUND LEASE
3402 Pico Boulevard (Renovation Property)[3]	3402 Pico Boulevard, Santa Monica, CA 90405 (Los Angeles County)	0%	Hudson 3402 Pico, LLC	N/A
12655 Jefferson Boulevard (Renovation Property)[4]	12655 Jefferson Boulevard, Los Angeles, CA 90066 (Los Angeles County)	0%	Hudson 12655 Jefferson, LLC	N/A
ICON (Development/ Construction in Progress)[5]	5800 Sunset Boulevard, Hollywood, CA 90028 (Los Angeles County)	0%	Sunset Bronson Entertainment Properties, LLC	N/A
Palo Alto Square	3000 El Camino Real, Palo Alto, CA 94306 (Santa Clara County)	83.6%	Hudson Palo Alto Square, LLC	Expires 3/15/2045
3400 Hillview	3400 Hillview Avenue, Palo Alto, CA 94304 (Santa Clara County)	100%	Hudson 3400 Hillview Avenue, LLC	Expires 10/31/2040
Embarcadero Place	2100, 2200, 2300 & 2400 Geng Road, Palo Alto, CA 94303 (Santa Clara County)	74.3%	Hudson Embarcadero Place, LLC	N/A
Foothill Research Center	4001, 4005, 4009 & 4015 Miranda Avenue, Palo Alto, CA 94304 (Santa Clara County)	100%	Hudson Foothill Research Center, LLC	Expires 6/30/2039
Page Mill Center	1500, 1510, 1520 & 1530 Page Mill Road, Palo Alto, CA 94304 (Santa Clara County)	62.7%	Hudson Page Mill Center, LLC	Expires 11/30/2041
Clocktower Square	600, 620, 630 & 660 Hansen Way, Palo Alto, CA 94304 (Santa Clara County)	96.9%	Hudson Clocktower Square, LLC	Expires 9/26/2056
Lockheed	3176 Porter Drive, Palo Alto, CA 94304 (Santa Clara County)	91.7%	Hudson 3176 Porter Drive, LLC	Expires 7/31/2040
The Concourse	224 & 226 Airport Parkway, and 1731, 1735, 1741, 1745, 1757 & 1759 Technology Drive, San Jose, CA 95110 (Santa Clara County)	93.6%	Hudson Concourse, LLC	N/A

[3]	Entitlement process underway. Completion date to be determined.
[4]	Construction underway. Estimated completion Q4-2015.
[5]	Construction underway. ICON I Tower estimated completion Q4-2016; ICON II Tower estimated completion Q3-2017.

5.10(a)-2

PROPERTY NAME	ADDRESS	PERCENT OCCUPIED	FEE AND/OR LEASEHOLD OWNER	GROUND LEASE
Gateway Office	2001, 2005, 2033, 2045, 2055, 2077 & 2099 Gateway Place, San Jose, CA 95110 (Santa Clara County)	80.6%	Hudson Gateway Place, LLC	N/A
Metro Plaza	25, 101 & 181 Metro Drive, San Jose, CA 95110 (Santa Clara County)	78.7%	Hudson Metro Plaza, LLC	N/A
1740 Technology	1740 Technology Drive, San Jose, CA 95112 (Santa Clara County)	99.1%	Hudson 1740 Technology, LLC	N/A
Skyport Plaza	1602, 1650, 1652 & 1700 Technology Drive and 50 & 90 Skyport Drive, San Jose, CA 95112 (Santa Clara County)	99.1%	Hudson Skyport Plaza, LLC	N/A
Techmart Commerce Center	5201 Great America Parkway, Santa Clara, CA 95054 (Santa Clara County)	79.6%	Hudson Techmart Commerce Center, LLC	Expires 5/31/2053
Patrick Henry Drive (Renovation Property)[6]	3055 Patrick Henry Drive, Santa Clara, CA 95054 (Santa Clara County)	0.0%	Hudson Patrick Henry Drive, LLC	N/A
Campus Center (Office)	115, 135 & 155 North McCarthy Blvd., Milpitas, CA 95035 (Santa Clara County)	100%	Hudson Campus Center, LLC	N/A
2180 Sand Hill Road	2180 Sand Hill Road, Menlo Park, CA 94025 (San Mateo County)	56.0%	Hudson 2180 Sand Hill Road, LLC	N/A
Towers at Shore Center	201, 203 & 205 Redwood Shores Parkway, Redwood City, CA 94065 (San Mateo County)	94.8%	Hudson Towers at Shore Center, LLC	N/A
Skyway Landing	955, 959 & 999 Skyway Road, San Carlos, CA 94070 (San Mateo County)	84.5%	Hudson Skyway Landing, LLC	N/A
Shorebreeze	255 & 275 Shoreline Drive, Redwood City, CA 94065 (San Mateo County)	66.5%	Hudson Shorebreeze, LLC	N/A
555 Twin Dolphin Plaza	555 Twin Dolphin Plaza, Redwood City, CA 94065 (San Mateo County)	88.9%	Hudson 555 Twin Dolphin Plaza	N/A
333 Twin Dolphin Plaza	333 Twin Dolphin Plaza, Redwood City, CA 94065 (San Mateo County)	73.5%	Hudson 333 Twin Dolphin Plaza, LLC	N/A
Bayhill Office Center	999, 1001 & 1111 Bayhill Drive, 950 Elm Avenue and 1100 Grundy Lane, San Bruno, CA 94066 (San Mateo County)	89.0%	Hudson Bayhill Office Center, LLC	N/A

[6]	Design/permitting processes underway. Completion date to be determined.

5.10(a)-3

PROPERTY NAME	ADDRESS	PERCENT OCCUPIED	FEE AND/OR LEASEHOLD OWNER	GROUND LEASE
Peninsula Office Park	2600, 2655, 2755, 2800, 2929, 2955 & 2988 Campus Drive, San Mateo, CA 94403 (San Mateo County)	80.2%	Hudson Peninsula Office Park, LLC	N/A
Metro Center	919, 939, 977 & 989 East Hillsdale Blvd. and 950 Tower Lane, Foster City, CA 94404 (San Mateo County)	57.5%	Hudson Metro Center, LLC	Expires 4/29/2054
One Bay Plaza	1350 Bayshore Highway, Burlingame, CA 94010 (San Mateo County)	75.0%	Hudson One Bay Plaza, LLC	N/A
875 Howard Street	875 & 899 Howard St., San Francisco, CA 94103 (San Francisco County)	80.0%	Howard Street Associates LLC	N/A
275 Brannan	275 Brannan Street, San Francisco, CA 94107 (San Francisco County)	100%	Hudson 275 Brannan, LLC	N/A
4th & Traction (Renovation Property)[7]	963 East 4th Street, Los Angeles, CA 90013 (Los Angeles County)	0.0%	Hudson 4th & Traction, LLC	N/A
405 Mateo (Renovation Property)[8]	405 Mateo, Los Angeles, CA 90013 (Los Angeles County)	0.0%	Hudson 405 Mateo, LLC	N/A
1003 4th Place(Renovation Property)[9]	1003 East 4th Place, Los Angeles, CA 90013 (Los Angeles County)	0.0%	Hudson 1003 4th Place, LLC	N/A

[7]	Design/permitting underway. Completion date to be determined.
[8]	Design/permitting underway. Completion date to be determined.
[9]	Design/permitting underway. Completion date to be determined.

5.10(a)-4

Part II: Eligible Properties

(as of the Execution Date)

Eligible Properties

222 Kearny Street and 180 Sutter Street
604 Arizona Avenue
875 Howard Street
Technicolor Building
Northview
625 Second Street
3401 Exposition Boulevard
Merrill Place
505 First Avenue South
83 South King Street
10900 Washington Boulevard
3402 Pico Boulevard
12655 Jefferson Boulevard
6922 Hollywood Blvd.
Palo Alto Square
3400 Hillview
Embarcadero Place
Foothill Research Center
Page Mill Center
Clocktower Square
Lockheed
The Concourse
Gateway Office
Metro Plaza
1740 Technology
Skyport Plaza
Techmart Commerce Center
Patrick Henry Drive
Campus Center (Office)
2180 Sand Hill Road
Towers at Shore Center
Skyway Landing
Shorebreeze
555 Twin Dolphin Plaza
333 Twin Dolphin Plaza
Bayhill Office Center
Peninsula Office Park

5.10(a)-5

Metro Center
One Bay Plaza
275 Brannan
405 Mateo
1003 4th Place
4th & Traction

5.10(a)-6

Part III: Unencumbered Pool Properties

(as of the Execution Date)

Unencumbered Pool Properties

222 Kearny Street and 180 Sutter Street
604 Arizona Avenue
875 Howard Street
Technicolor Building
Northview
625 Second Street
3401 Exposition Boulevard
Merrill Place
505 First Avenue South
83 South King Street
12655 Jefferson Boulevard
Palo Alto Square
3400 Hillview
Embarcadero Place
Foothill Research Center
Page Mill Center
Clocktower Square
Lockheed
The Concourse
Gateway Office
Metro Plaza
1740 Technology
Skyport Plaza
Techmart Commerce Center
Patrick Henry Drive
Campus Center (Office)
2180 Sand Hill Road
Towers at Shore Center
Skyway Landing
Shorebreeze
555 Twin Dolphin Plaza
333 Twin Dolphin Plaza
Bayhill Office Center
Peninsula Office Park
Metro Center
One Bay Plaza
10900 Washington Boulevard

5.10(a)-7

3402 Pico Boulevard
275 Brannan
6922 Hollywood Boulevard
405 Mateo
1003 4th Place
4th & Traction

Liens

None.

5.10(a)-8

EXISTING INDEBTEDNESS

(As of September 30, 2015)

Obligation	Collateral	Outstanding Balance		Guarantees[10]
The Second Amended and Restated Credit Agreement dated as of March 31, 2015, among the Company, various financial institutions and Wells Fargo Bank, National Association, as administrative agent.	None.	$105,000,000	[11]	Payment and Performance Guaranty by Hudson REIT.

The Term Loan Credit Agreement dated as of March 31, 2015, among the Company, various financial institutions and Wells Fargo Bank, National Association, as administrative agent.	None.	$460,000,000	[12]	Payment and Performance Guaranty by Hudson REIT.

Mortgage loan secured by Sunset Gower Entertainment Properties, LLC and Sunset Bronson Entertainment Properties, LLC	Sunset Gower 1438 N. Gower Street Hollywood, CA 90028 (Los Angeles County) Sunset Bronson 5800 Sunset Blvd. Hollywood, CA 90028 (Los Angeles County)	$97,000,000		Partial Payment & Carve-Out Guaranty.

Mortgage loan secured by Hudson Rincon Center, LLC	121 Spear Street San Francisco, CA 94105 (San Francisco County)	$102,920,270		Transfer Tax Indemnity Letter.

[10]	Unless otherwise indicated, Hudson Pacific Properties, L.P. is the Guarantor/Indemnitor with respect to each of the listed Obligations.
[11]	Subsequent to September 30, 2015, the loan balance was paid down by $20.0 million. Current balance is $85,000,000.
[12]	Subsequent to September 30, 2015, the loan balance was paid down by $85.0 million. Current balance is $375,000,000

SCHEDULE 5.15

(to Note Purchase Agreement)

Mortgage loan secured by Hudson 10950 Washington, LLC	10912 & 10950 West Washington Blvd. Culver City, CA 90232 (Los Angeles County)	$28,525,276		None.
Mortgage loan secured by Hudson 901 Market, LLC	901 Market Street San Francisco, CA 94103 (San Francisco County)	$30,000,000		Partial Payment & Completion Guarantee.
Mortgage loan secured by P1 Hudson MC Partners, LLC (Pinnacle I)	3400 West Olive Avenue Burbank CA 91505 (Los Angeles County)	$129,000,000		None.
Mortgage loan secured by P2 Hudson MC Partners, LLC (Pinnacle II)	3300 West Olive Avenue Burbank, CA 91505 (Los Angeles County)	$86,537,136		None.
Mortgage loan secured by Hudson Met Park North, LLC	1220 Howell Street Seattle, WA 98101 (King County)	$64,500,000		None.
Mortgage loan secured by Hudson Element LA, LLC	1861, 1901, 1925 & 1933 South Bundy Drive 12333 W. Olympic Blvd. Los Angeles, California 90025	$83,106,785	[13]	Partial Payment & Completion Guarantee.

[13]	Subsequent to September 30, 2015, this loan was refinanced with a 10-year, $168,000,000, financing.

5.15-2

SCHEDULE B

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	A	$21,100,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	002-2-410591
Account Name:	Metropolitan Life Insurance Company
Ref:	Hudson Pacific Properties, 4.34% Due January 2, 2023

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

SCHEDULE B

(to Note Purchase Agreement)

(5)	Delivery of the Notes:

Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 13-5581829

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GENERAL AMERICAN LIFE INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A	$2,700,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	323-8-90946
Account Name:	General American Life Insurance Company
Ref:	Hudson Pacific Properties, 4.34%, due January 2, 2023

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

General American Life Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

General American Life Insurance Company

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

General American Life Insurance Company

c/o Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 43-0285930

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INSURANCE COMPANY USA c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A	$6,200,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	910-2-587434
Account Name:	MetLife Insurance Company USA
Ref:	Hudson Pacific Properties, Inc., 4.34% Due January 2, 2023

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 06-0566090

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AXIS REINSURANCE COMPANY 11680 Great Oaks Way, Suite 500 Alpharetta, GA 30022 USA	A	$20,000,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	BNY Mellon
SWIFT:	IRVTUS3NAMS
ABA No.:	021000018
Account No.:	558155
Ref:	Hudson Pacific Properties, Inc.4.34%, Due January 2, 2023

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com

(3)	Address for all other communications and notices:

AXIS Reinsurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902, 10 Park Avenue

Morristown, NJ 07962-1902

Attention: Managing Director

(4)	Send a copy of all communications and notices other than financial statements to:

AXIS Reinsurance Company

c/o MetLife Investment Advisors, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

With a copy to:

AXIS Reinsurance Company c/o AXIS Capital

Jamie Steeves

AXIS House

92 Pitts Bay Road

Pembroke HM08 Bermuda

(5)	Delivery of the Notes:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

ATTN: BNY Mellon/Branch Deposit Department (Reference: Account No. 558155) [**Include transmittal letter signed by Axis**]

With a copy to: wgardner@metlife.com and klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: Hare & Co

U.S. Tax Identification Number: 51-0434766

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	B	$90,000,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	002-2-410591
Account Name:	Metropolitan Life Insurance Company
Ref:	Hudson Pacific Properties, 4.69% Due December 16, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 13-5581829

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GENERAL AMERICAN LIFE INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	B	$10,300,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	323-8-90946
Account Name:	General American Life Insurance Company
Ref:	Hudson Pacific Properties, 4.69%, due December 16, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

General American Life Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

General American Life Insurance Company

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

General American Life Insurance Company

c/o Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 43-0285930

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INSURANCE COMPANY USA c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	B	$18,000,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	910-2-587434
Account Name:	MetLife Insurance Company USA
Ref:	Hudson Pacific Properties, Inc., 4.69% Due December 16, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 06-0566090

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	B	$4,500,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	496577268
Account Name:	Metropolitan Life Insurance Company-Separate Account 728
Ref:	Hudson Pacific Properties, 4.69% Due December 16, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 13-5581829

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ERIE FAMILY LIFE INSURANCE COMPANY 100 Erie Insurance Place Erie, PA 16530	B	$3,000,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	Federal Reserve Bank of Boston
ABA:	011001234
Account No.:	0000048771
Ref:	EFL-MetLife, EIRF6021912 – Hudson Pacific Properties, 4.69%, Due
December 16, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: wgardner@metlife.com

(3)	Address for all other communications and notices:

Erie Family Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

Erie Family Life Insurance Company

c/o MetLife Investment Advisors, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

With a copy to:

Erie Family Life Insurance Company

Mr. Bradley Postema, Senior Vice President, Chief Investment Officer

100 Erie Insurance Place

Erie, PA 16530

(5)	Delivery of the Notes:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

ATTN: BNY Mellon/Branch Deposit Department

With a copy to: wgardner@metlife.com and klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: Mac & Co, LLC

U.S. Tax Identification Number: 25-1186315

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INSURANCE K.K. 4-1-3, Taihei, Sumida-ku Tokyo, 130-0012 JAPAN	B	$2,200,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	Citibank New York
111 Wall Street, New York, New York 10005 (USA)
ABA Routing #:	021000089
Acct No./DDA:	30872002
Acct Name:	METLIFE PP USDF
Ref:	Hudson Pacific Properties, 4.69%, Due December 16, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: saura@metlife.co.jp; PPUCompliance@metlife.com; and wgardner@metlife.com

(3)	Address for all other communications and notices:

Alico Asset Management Corp. (Japan)

Administration Department

ARCA East 7F, 3-2-1 Kinshi

Sumida-ku, Tokyo 130-0013 Japan

Attention: Administration Dept. Manager

With a copy to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 98-1037269 (USA) and 00661996 (Japan)

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNION FIDELITY LIFE INSURANCE COMPANY c/o Jane Kipper 5700 Broadmoor Suite 1000 Mission, KS 66202	B	$17,000,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	Bank of New York Mellon
ABA Routing #:	021000018
Account No.:	GLA 111566
Ref:	FRGECSS PP – Hudson Pacific Properties, 4.69%, Due December 16, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

Union Fidelity Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

Union Fidelity Life Insurance Company

c/o MetLife Investment Advisors LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

ATTN: BNY Mellon/Branch Deposit Department (FFC No. 127043, FRGECSS PP)

With a copy to: jjasey@metlife.com and klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: Hare & Co.

U.S. Tax Identification Number: 310252460

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SYMETRA LIFE INSURANCE COMPANY 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	B	$12,500,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase
ABA:	021-000-021
Account No.:	9009000200
FFC:	P89526, Symetra Life Indexed Annuity 170 – Met Private
Ref:	Hudson Pacific Properties, 4.69%, Due December 16, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: wgardner@metlife.com

(3)	Address for all other communications and notices:

Symetra Life Insurance Company

c/o MetLife Investment Management, LLC

Investments, Private Placements

PO Box 1902, 10 Park Avenue

Morristown, NJ 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

Symetra Life Insurance Company

c/o MetLife Investment Management, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

With a copy to:

Symetra Life Insurance Company

Attn: Nate Zaientz

200 Hubbard Road

Guilford, CT 06437

(5)	Delivery of the Notes:

Symetra Life Insurance Company

Attn: Nate Zaientz

200 Hubbard Road

Guilford, CT 06437

With a copy to: jjasey@metlife.com and klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: CUDD and CO

U.S. Tax Identification Number: 91-0742147

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SYMETRA LIFE INSURANCE COMPANY 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	B	$5,000,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase
ABA:	021-000-021
Account No.:	9009000200
FFC:	P89530, Symetra Life Universal Life 191 – Met Private
Ref:	Hudson Pacific Properties, 4.69%, Due December 16, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: wgardner@metlife.com

(3)	Address for all other communications and notices:

Symetra Life Insurance Company

c/o MetLife Investment Management, LLC

Investments, Private Placements

PO Box 1902, 10 Park Avenue

Morristown, NJ 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

Symetra Life Insurance Company

c/o MetLife Investment Management, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

With a copy to:

Symetra Life Insurance Company

Attn: Nate Zaientz

200 Hubbard Road

Guilford, CT 06437

(5)	Delivery of the Notes:

Symetra Life Insurance Company

Attn: Nate Zaientz

200 Hubbard Road

Guilford, CT 06437

With a copy to: jjasey@metlife.com and klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: CUDD and CO

U.S. Tax Identification Number: 91-0742147

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SYMETRA LIFE INSURANCE COMPANY 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	B	$12,500,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase
ABA:	021-000-021
Account No.:	9009000200
FFC:	P89536, Symetra Life Deferred Annuity 196 – Met Private
Ref:	Hudson Pacific Properties, 4.69%, Due December 16, 2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: wgardner@metlife.com

(3)	Address for all other communications and notices:

Symetra Life Insurance Company

c/o MetLife Investment Management, LLC

Investments, Private Placements

PO Box 1902, 10 Park Avenue

Morristown, NJ 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

Symetra Life Insurance Company

c/o MetLife Investment Management, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

With a copy to:

Symetra Life Insurance Company

Attn: Nate Zaientz

200 Hubbard Road

Guilford, CT 06437

(5)	Delivery of the Notes:

Symetra Life Insurance Company

Attn: Nate Zaientz

200 Hubbard Road

Guilford, CT 06437

With a copy to: jjasey@metlife.com and klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: CUDD and CO

U.S. Tax Identification Number: 91-0742147

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	C	$29,500,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	002-2-410591
Account Name:	Metropolitan Life Insurance Company
Ref:	Hudson Pacific Properties, 4.79% Due December 16, 2027

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 13-5581829

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GENERAL AMERICAN LIFE INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	C	$3,300,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	323-8-90946
Account Name:	General American Life Insurance Company
Ref:	Hudson Pacific Properties, 4.79%, due December 16, 2027

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

General American Life Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

General American Life Insurance Company

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

General American Life Insurance Company

c/o Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 43-0285930

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INSURANCE COMPANY USA c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	C	$5,900,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	910-2-587434
Account Name:	MetLife Insurance Company USA
Ref:	Hudson Pacific Properties, Inc., 4.79% Due December 16, 2027

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 06-0566090

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	C	$1,500,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	496577268
Account Name:	Metropolitan Life Insurance Company-Separate Account 728
Ref:	Hudson Pacific Properties, Inc., 4.79%, Due December 16, 2027

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 13-5581829

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ERIE FAMILY LIFE INSURANCE COMPANY 100 Erie Insurance Place Erie, PA 16530	C	$1,800,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	Federal Reserve Bank of Boston
ABA:	011001234
Account No.:	0000048771
Ref:	EFL-MetLife, EIRF6021912 – Hudson Pacific Properties, 4.79%, Due
December 16, 2027

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: wgardner@metlife.com

(3)	Address for all other communications and notices:

Erie Family Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

Erie Family Life Insurance Company

c/o MetLife Investment Advisors, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

With a copy to:

Erie Family Life Insurance Company

Mr. Bradley Postema, Senior Vice President, Chief Investment Officer

100 Erie Insurance Place

Erie, PA 16530

(5)	Delivery of the Notes:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

ATTN: BNY Mellon/Branch Deposit Department

With a copy to: wgardner@metlife.com and klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: Mac & Co, LLC

U.S. Tax Identification Number: 25-1186315

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INSURANCE K.K. 4-1-3, Taihei, Sumida-ku Tokyo, 130-0012 JAPAN	C	$700,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	Citibank New York
111 Wall Street, New York, New York 10005 (USA)
ABA Routing #:	021000089
Acct No./DDA:	30872002
Acct Name:	METLIFE PP USDF
Ref:	Hudson Pacific Properties, 4.79%, Due December 16, 2027

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: saura@metlife.co.jp; PPUCompliance@metlife.com; and wgardner@metlife.com

(3)	Address for all other communications and notices:

Alico Asset Management Corp. (Japan)

Administration Department

ARCA East 7F, 3-2-1 Kinshi

Sumida-ku, Tokyo 130-0013 Japan

Attention: Administration Dept. Manager

With a copy to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: John Jasey, Esq.

With a copy to: klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 98-1037269 (USA) and 00661996 (Japan)

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNION FIDELITY LIFE INSURANCE COMPANY c/o Jane Kipper 5700 Broadmoor Suite 1000 Mission, KS 66202	C	$7,300,000

(1)	All payments by wire transfer of immediately available funds to:

Bank Name:	Bank of New York Mellon
ABA Routing #:	021000018
Account No.:	GLA 111566
Ref:	FRGECLTC – Hudson Pacific Properties, 4.79%, Due December 16,2027

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	E-mail address for Electronic Delivery: PPUCompliance@metlife.com and wgardner@metlife.com

(3)	Address for all other communications and notices:

Union Fidelity Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: William Gardner, Director

(4)	Send a copy of all communications and notices other than financial statements to:

Union Fidelity Life Insurance Company

c/o MetLife Investment Advisors LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(5)	Delivery of the Notes:

The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

ATTN: BNY Mellon/Branch Deposit Department (FFC No. 127042, FRGECLTC)

With a copy to: jjasey@metlife.com and klamken@metlife.com

(6)	Name of Nominee in which Notes are to be issued: Hare & Co.

U.S. Tax Identification Number: 310252460

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
NEW YORK LIFE INSURANCE COMPANY	B	$21,100,000

(Tax I.D. No. 13-5582869)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA No. 021-000-021

Credit: New York Life Insurance Company

General Account No. 008-9-00687

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Investment Services
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010

Attention:	Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(3)	Note(s) to be registered in the name of: New York Life Insurance Company

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION	B	$50,000,000

                                                                                              (Tax I D. No. 13-3044743)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA No. 021-000-021

Credit: New York Life Insurance and Annuity Corporation

General Account No. 323-8-47382

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Investment Services
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Private Capital Investors
2nd Floor
Fax#: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax#: (212)576-8340

(3)	Note(s) to be registered in the name of: New York Life Insurance and Annuity Corporation

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
	B	$7,900,000

The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and The Bank of New York Mellon, as Trustee

(Note(s) to be registered in the name of “Hare & Co, LLC.”)

(Tax I.D. No. 136062916)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

The Bank of New York Mellon

ABA 021-000-018

GLA111566

f/f/c NEW YORK LIFE JH CLOSE PRIVATE 1804

Payments should include the following information in the field for details of payment: CUSIP, Security Description (if the CUSIP is not available), Rate, Maturity, Principal amount, Interest amount.

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

BNY Mellon

US Income

2 Hanson Place

Private placement Dept 10th floor

Brooklyn, NY 11217

with a copy sent electronically to:

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to Purisima. Teylan@bnymellon.com, malinda.gomba.pollack@bnymellon.com, and NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010

Attention: Private Capital Investors

                  2nd Floor

                  Fax #. 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(3)	Note(s) to be registered in the name of: Hare & Co, LLC.

(4)	Physical address for notes delivery.

Address for Mailing Certificates:

The Depository Trust Company

570 Washington Blvd - 5th floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

Account # 491610 New York Life JH Close Private 1804

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SEPARATE ACCOUNT B, A SEPARATE ACCOUNT OF HARTFORD LIFE INSURANCE COMPANY One Hartford Plaza Hartford, Connecticut 06155	A	$2,000,000

(1)	All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C # 900-9-000200 for F/C/T - G01050-BPP

Attn: Bond Interest /Principal - HUDSON PACIFIC PROPERTIES L.P.; 4.34% DUE JANUARY 2, 2023

PPN #            Prin $            Int $

with sufficient information to identify the source and application of such funds.

(2)	All notices relating solely to scheduled principal and interest payments to:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza - NP-A

Hartford, Connecticut 06155

Telefacsimile: (860)297-8875/8876

(3)	E-mail address for Electronic Delivery: dawn.crunden@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) the address listed below in item (4).

(4)	Address for all other communications and notices:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860)297-8884

(5)	Delivery of the Notes:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention:     Physical Receive Department

                     (Use Willoughby Street Entrance)

Custody Account Number: G01050-BPP must appear on outside of envelope

With a copy to: adam.kasowitz@thehartford.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 06-0974148

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY One Hartford Plaza Hartford, Connecticut 06155	A	$4,000,000

(1)	All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C # 900-9-000200 for F/C/T - G06956-EBD

Attn: Bond Interest /Principal - HUDSON PACIFIC PROPERTIES L.P.; 4.34% DUE JANUARY 2, 2023

PPN #            Prin $            Int $

with sufficient information to identify the source and application of such funds.

(2)	All notices relating solely to scheduled principal and interest payments to:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza - NP-A

Hartford, Connecticut 06155

Telefacsimile: (860)297-8875/8876

(3)	E-mail address for Electronic Delivery: dawn.crunden@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) the address listed below in item (4).

(4)	Address for all other communications and notices:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860)297-8884

(5)	Delivery of the Notes:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention:     Physical Receive Department

                     (Use Willoughby Street Entrance)

Custody Account Number: G06956-EBD must appear on outside of envelope

With a copy to: adam.kasowitz@thehartford.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 06-0838648

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HARTFORD ACCIDENT AND INDEMNITY COMPANY One Hartford Plaza Hartford, Connecticut 06155	A	$5,000,000 $3,000,000

(1)	All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C # 900-9-000200 for F/C/T - G06239-HAI

Attn: Bond Interest /Principal - HUDSON PACIFIC PROPERTIES L.P.; 4.34% DUE JANUARY 2, 2023

PPN #            Prin $            Int $

with sufficient information to identify the source and application of such funds.

(2)	All notices relating solely to scheduled principal and interest payments to:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza - NP-A

Hartford, Connecticut 06155

Telefacsimile: (860)297-8875/8876

(3)	E-mail address for Electronic Delivery: dawn.crunden@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) the address listed below in item (4).

(4)	Address for all other communications and notices:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860)297-8884

(5)	Delivery of the Notes:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention:     Physical Receive Department

                     (Use Willoughby Street Entrance)

Custody Account Number: G06239-HAI must appear on outside of envelope

With a copy to: adam.kasowitz@thehartford.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 06-0383030

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HARTFORD UNDERWRITERS INSURANCE COMPANY One Hartford Plaza Hartford, Connecticut 06155	A	$5,000,000

(1)	All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C # 900-9-000200 for F/C/T - G06266-HUN

Attn: Bond Interest /Principal - HUDSON PACIFIC PROPERTIES L.P.; 4.34% DUE JANUARY 2, 2023

PPN #            Prin $            Int $

with sufficient information to identify the source and application of such funds.

(2)	All notices relating solely to scheduled principal and interest payments to:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza - NP-A

Hartford, Connecticut 06155

Telefacsimile: (860)297-8875/8876

(3)	E-mail address for Electronic Delivery: dawn.crunden@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) the address listed below in item (4).

(4)	Address for all other communications and notices:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860)297-8884

(5)	Delivery of the Notes:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention:     Physical Receive Department

                     (Use Willoughby Street Entrance)

Custody Account Number: G06266-HUN must appear on outside of envelope

With a copy to: adam.kasowitz@thehartford.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 06-1222527

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY One Hartford Plaza Hartford, Connecticut 06155	A	$3,000,000

(1)	All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C # 900-9-000200 for F/C/T - G12994-PA2

Attn: Bond Interest /Principal - HUDSON PACIFIC PROPERTIES L.P.; 4.34% DUE JANUARY 2, 2023

PPN #            Prin $            Int $

with sufficient information to identify the source and application of such funds.

(2)	All notices relating solely to scheduled principal and interest payments to:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza - NP-A

Hartford, Connecticut 06155

Telefacsimile: (860)297-8875/8876

(3)	E-mail address for Electronic Delivery: dawn.crunden@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) the address listed below in item (4).

(4)	Address for all other communications and notices:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860)297-8884

(5)	Delivery of the Notes:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention:     Physical Receive Department

                     (Use Willoughby Street Entrance)

Custody Account Number: G12994-PA2 must appear on outside of envelope

With a copy to: adam.kasowitz@thehartford.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 39-1052598

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HARTFORD LIFE INSURANCE COMPANY One Hartford Plaza Hartford, Connecticut 06155	A	$5,000,000

(1)	All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York New York 10004

Bank ABA No. 021000021

Chase NYC/Cust

A/C # 900-9-000200 for F/C/T - G06617-SUR

Attn: Bond Interest /Principal - HUDSON PACIFIC PROPERTIES L.P.; 4.34% DUE JANUARY 2, 2023

PPN #            Prin $            Int $

with sufficient information to identify the source and application of such funds.

(2)	All notices relating solely to scheduled principal and interest payments to:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza - NP-A

Hartford, Connecticut 06155

Telefacsimile: (860)297-8875/8876

(3)	E-mail address for Electronic Delivery: dawn.crunden@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) the address listed below in item (4).

(4)	Address for all other communications and notices:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860)297-8884

(5)	Delivery of the Notes:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention:     Physical Receive Department

                     (Use Willoughby Street Entrance)

Custody Account Number: G06617-SUR must appear on outside of envelope

With a copy to: adam.kasowitz@thehartford.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 06-0974148

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN 7373 West Saginaw Highway Lansing, MI 48917	C	$5,000,000 $1,000,000

(1)	All payments by wire transfer of immediately available funds to:

Bank: Comerica Bank/Trust Operations

AC: 2158598532

BNF: Farm Bureau Life Insurance Company of Michigan

AC: 1085001633

Bank Routing Number: 111000753

DTC Number: 2108

Institutional I.D.: 48156

Agent Bank I.D.: 19143

Attn: Bond Interest /Principal - HUDSON PACIFIC PROPERTIES L.P.; 4.79% DUE DECEMBER 16, 2027

PPN #            Prin $            Int $

with sufficient information to identify the source and application of such funds.

(2)	All notices relating solely to scheduled principal and interest payments to:

Farm Bureau Life Insurance Company of Michigan

7373 West Saginaw Highway

Lansing, MI 48917

Attention: Travis M. Lower

Telephone No.: (517) 679-4713

Facsimile No.: (517) 323-6554

E-mail Address: tlower@fbinsmi.com

(3)	E-mail address for Electronic Delivery: dawn.crunden@himco.com and PrivatePlacements.Himco@Himco.com, subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) the address listed below in item (4).

(4)	Address for all other communications and notices:

Hartford Investment Management Company

c/o Investment Operations

Regular Mailing Address:

P.O. Box 1744

Hartford, CT 06144-1744

Overnight Mailing Address:

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile: (860)297-8884

(5)	Delivery of the Notes:

Comerica Bank

411 W. Lafayette

Detroit, MI 48226

Mail Code 3531

Attn: Trust Asset Control

With a copy to: adam.kasowitz@thehartford.com

(6)	Name of Nominee in which Notes are to be issued: None.

U.S. Tax Identification Number: 38-6056370

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNITED SERVICES AUTOMOBILE ASSOCIATION 9800 Fredericksburg Road San Antonio, TX 78288	A	$10,000,000

(1)	All payments by wire transfer of immediately available funds to:

Northern Chgo/Trust

ABA#071000152

Credit Wire Account # 5186061000

26-11037/ USAA

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

(2)	All notices relating solely to scheduled principal and interest payments to:

Ell & Co

c/o Northern Trust Company

PO Box 92395

Chicago, IL 60675-92395

Attn: Income Collections

Please include the cusip and shares/par for the dividend/interest payment

(3)	E-mail address for Electronic Delivery: privates@usaa.com

(4)	Address for all other communications and notices:

Donna Baggerly

VP Insurance Portfolios

9800 Fredericksburg Road

San Antonio, TX 78288

(210) 498-5195

(5)	Delivery of the Notes:

Depository Trust & Clearing Corporation

Newport Office Center

570 Washington Blvd.

5th Floor

Jersey City, NJ 07310

Attn: Tanya Stackhouse-Bowen or Robert Mendez

Reference: Northern Trust Account # 26-11037/ USAA

212-855-2484

With a copy to: Daniel.Leimbach@usaa.com

(6)	Name of Nominee in which Notes are to be issued: ELL & CO.

U.S. Tax Identification Number: 74-0959140

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

USAA CASUALTY INSURANCE COMPANY 9800 Fredericksburg Road San Antonio, TX 78288	A	$5,000,000

(1)	All payments by wire transfer of immediately available funds to:

Northern Chgo/Trust

ABA#071000152

Credit Wire Account # 5186061000

26-11038/CIC

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

(2)	All notices relating solely to scheduled principal and interest payments to:

Ell & Co

c/o Northern Trust Company

PO Box 92395

Chicago, IL 60675-92395

Attn: Income Collections

Please include the cusip and shares/par for the dividend/interest payment

(3)	E-mail address for Electronic Delivery: privates@usaa.com

(4)	Address for all other communications and notices:

Donna Baggerly

VP Insurance Portfolios

9800 Fredericksburg Road

San Antonio, TX 78288

(210) 498-5195

(5)	Delivery of the Notes:

Depository Trust & Clearing Corporation

Newport Office Center

570 Washington Blvd.

5th Floor

Jersey City, NJ 07310

Attn: Tanya Stackhouse-Bowen or Robert Mendez

Reference: Northern Trust Account # 26-11038/CIC

212-855-2484

With a copy to: Daniel.Leimbach@usaa.com

(6)	Name of Nominee in which Notes are to be issued: ELL & CO.

U.S. Tax Identification Number: 59-3019540

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PACIFIC LIFE INSURANCE COMPANY 700 Newport Center Drive, 3rd Floor Newport Beach, CA 92660	A	$5,000,000 $5,000,000 $5,000,000

(1)	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon

ABA# 011001234

DDA 0000125261

Attn: MBS Income CC: 1253

A/C Name: Pacific Life General Account

A/C Number: PLCF1810132

Ref: Security Description and PPN

with sufficient information to identify the source and application of such funds.

(2)	All notices relating solely to scheduled principal and interest payments to:

Mellon Trust

Attn: Pacific Life Accounting Team

One Mellon Bank Center

Room 0930

Pittsburgh, PA 15259

With a copy to:

Pacific Life Insurance Company

Attn: IM – Cash Team

700 Newport Center Drive

Newport Beach, CA 92660-6397

Fax: 949-718-5845

(3)	E-mail address for Electronic Delivery: Kevin.Liang@pacificlife.com

(4)	Address for all other communications and notices:

Pacific Life Insurance Company

Attn: Kevin Liang – Real Estate Investments

700 Newport Center Drive

Newport Beach, CA 92660-6397

Fax: (949) 219-5174

(5)	Delivery of the Notes:

The Depository Trust Company

Attn: BNY Mellon/Branch Deposit Department

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Contact Name & Phone: Robert Ferraro (212) 635-1299

A/C Name: Pacific Life General Account

A/C #: PLCF1810132

With a copy to: Candice.Hendricks@PacificLife.com

(6)	Name of Nominee in which Notes are to be issued: Mac & Co., as nominee for Pacific Life Insurance Company

U.S. Tax Identification Number: 95-1079000

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements	A	$2,250,000

(1)	All payments by wire transfer of immediately available funds to:

US Bank, N.A.

Trust Services

60 Livingston Ave., St. Paul, MN 55107-2292

ABA #091000022

Beneficial Account #180183083765

FFC to American Family Trust Account #191050973661 for AFLIC-Traditional Cash & Privates

Credit for PPN: 444097 A*0

Accompanying Information:
Name of Issuer:	Hudson Pacific Properties, L.P.
Description of Security:	4.34% Series A Guaranteed Senior Notes due January 2, 2023
PPN:	444097 A*0

Due date and application (as among principal, premium and interest) of the payment being made

(2)	All notices relating solely to scheduled principal and interest payments to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(3)	E-mail address for Electronic Delivery: dvoge@amfam.com

(4)	Address for all other communications and notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

With a copy of all notices regarding Audit Confirmations to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Private Placements

(5)	Delivery of the Notes:

US Bank Milwaukee, N.A.

Attn: Julie Wiza (MK-WI-T15C)

Trust Officer, Account Manager

777 E. Wisconsin Ave.

Milwaukee, WI 53202

With a copy to: DVOGE@amfam.com

(6)	Name of Nominee in which Notes are to be issued: BAND & CO.

U.S. Tax Identification Number: 39-6040365

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements	A	$600,000

(1)	All payments by wire transfer of immediately available funds to:

US Bank, N.A.

Trust Services

60 Livingston Ave., St. Paul, MN 55107-2292

ABA #091000022

Beneficial Account #180183083765

FFC to American Family Trust Account #191050973667 for AFLIC-UL Cash and Privates

Credit for PPN: 444097 A*0

Accompanying Information:
Name of Issuer:	Hudson Pacific Properties, L.P.
Description of Security:	4.34% Series A Guaranteed Senior Notes due January 2, 2023
PPN:	444097 A*0

Due date and application (as among principal, premium and interest) of the payment being made

(2)	All notices relating solely to scheduled principal and interest payments to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(3)	E-mail address for Electronic Delivery: dvoge@amfam.com

(4)	Address for all other communications and notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

With a copy of all notices regarding Audit Confirmations to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Private Placements

(5)	Delivery of the Notes:

US Bank Milwaukee, N.A.

Attn: Julie Wiza (MK-WI-T15C)

Trust Officer, Account Manager

777 E. Wisconsin Ave.

Milwaukee, WI 53202

With a copy to: DVOGE@amfam.com

(6)	Name of Nominee in which Notes are to be issued: BAND & CO.

U.S. Tax Identification Number: 39-6040365

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements	A	$150,000

(1)	All payments by wire transfer of immediately available funds to:

US Bank, N.A.

Trust Services

60 Livingston Ave., St. Paul, MN 55107-2292

ABA #091000022

Beneficial Account #180183083765

FFC to American Family Trust Account #191050973663 for AFLIC-Par Cash & Privates

Credit for PPN: 444097 A*0

Accompanying Information:

Name of Issuer:	Hudson Pacific Properties, L.P.
Description of Security:	4.34% Series A Guaranteed Senior Notes due January 2, 2023
PPN:	444097 A*0

Due date and application (as among principal, premium and interest) of the payment being made

(2)	All notices relating solely to scheduled principal and interest payments to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(3)	E-mail address for Electronic Delivery: dvoge@amfam.com

(4)	Address for all other communications and notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

With a copy of all notices regarding Audit Confirmations to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Private Placements

(5)	Delivery of the Notes:

US Bank Milwaukee, N.A.

Attn: Julie Wiza (MK-WI-T15C)

Trust Officer, Account Manager

777 E. Wisconsin Ave.

Milwaukee, WI 53202

With a copy to: DVOGE@amfam.com

(6)	Name of Nominee in which Notes are to be issued: BAND & CO.

U.S. Tax Identification Number: 39-6040365

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements	B	$3,750,000

(1)	All payments by wire transfer of immediately available funds to:

US Bank, N.A.

Trust Services

60 Livingston Ave., St. Paul, MN 55107-2292

ABA #091000022

Beneficial Account #180183083765

FFC to American Family Trust Account #191050973661 for AFLIC-Traditional Cash & Privates

Credit for PPN: 444097 A@8

Accompanying Information:

Name of Issuer:	Hudson Pacific Properties, L.P.
Description of Security:	4.69% Series B Guaranteed Senior Notes due Dec. 16, 2025
PPN:	444097 A@8

Due date and application (as among principal, premium and interest) of the payment being made

(2)	All notices relating solely to scheduled principal and interest payments to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(3)	E-mail address for Electronic Delivery: dvoge@amfam.com

(4)	Address for all other communications and notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

With a copy of all notices regarding Audit Confirmations to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Private Placements

(5)	Delivery of the Notes:

US Bank Milwaukee, N.A.

Attn: Julie Wiza (MK-WI-T15C)

Trust Officer, Account Manager

777 E. Wisconsin Ave.

Milwaukee, WI 53202

With a copy to: DVOGE@amfam.com

(6)	Name of Nominee in which Notes are to be issued: BAND & CO.

U.S. Tax Identification Number: 39-6040365

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements	B	$1,000,000

(1)	All payments by wire transfer of immediately available funds to:

US Bank, N.A.

Trust Services

60 Livingston Ave., St. Paul, MN 55107-2292

ABA #091000022

Beneficial Account #180183083765

FFC to American Family Trust Account #191050973667 for AFLIC-UL Cash and Privates

Credit for PPN: 444097 A@8

Accompanying Information:

Name of Issuer:	Hudson Pacific Properties, L.P.
Description of Security:	4.69% Series B Guaranteed Senior Notes due Dec. 16, 2025
PPN:	444097 A@8

Due date and application (as among principal, premium and interest) of the payment being made

(2)	All notices relating solely to scheduled principal and interest payments to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(3)	E-mail address for Electronic Delivery: dvoge@amfam.com

(4)	Address for all other communications and notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

With a copy of all notices regarding Audit Confirmations to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Private Placements

(5)	Delivery of the Notes:

US Bank Milwaukee, N.A.

Attn: Julie Wiza (MK-WI-T15C)

Trust Officer, Account Manager

777 E. Wisconsin Ave.

Milwaukee, WI 53202

With a copy to: DVOGE@amfam.com

(6)	Name of Nominee in which Notes are to be issued: BAND & CO.

U.S. Tax Identification Number: 39-6040365

NAME AND ADDRESS OF PURCHASER	SERIES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements	B	$250,000

(1)	All payments by wire transfer of immediately available funds to:

US Bank, N.A.

Trust Services

60 Livingston Ave., St. Paul, MN 55107-2292

ABA #091000022

Beneficial Account #180183083765

FFC to American Family Trust Account #191050973663 for AFLIC-Par Cash & Privates

Credit for PPN: 444097 A@8

Accompanying Information:

Name of Issuer:	Hudson Pacific Properties, L.P.
Description of Security:	4.69% Series B Guaranteed Senior Notes due Dec. 16, 2025
PPN:	444097 A@8

Due date and application (as among principal, premium and interest) of the payment being made

(2)	All notices relating solely to scheduled principal and interest payments to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(3)	E-mail address for Electronic Delivery: dvoge@amfam.com

(4)	Address for all other communications and notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

With a copy of all notices regarding Audit Confirmations to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Private Placements

(5)	Delivery of the Notes:

US Bank Milwaukee, N.A.

Attn: Julie Wiza (MK-WI-T15C)

Trust Officer, Account Manager

777 E. Wisconsin Ave.

Milwaukee, WI 53202

With a copy to: DVOGE@amfam.com

(6)	Name of Nominee in which Notes are to be issued: BAND & CO.

U.S. Tax Identification Number: 39-6040365

EXHIBIT PG

FORM OF PARENT GUARANTY

PARENT GUARANTY

THIS PARENT GUARANTY, dated as of December 16, 2015 (this “Guaranty”), is executed and delivered by HUDSON PACIFIC PROPERTIES, INC., a Maryland corporation (the “Guarantor”), in favor of each Purchaser (as hereafter defined) and each other holder of Notes (as hereafter defined) (the Purchasers and such other holders each individually a “Guarantied Party” and collectively, the “Guarantied Parties”).

WHEREAS, pursuant to the Note Purchase Agreement dated as of November 16, 2015 (as amended, restated or otherwise modified from time to time, the “Note Agreement”) by and among Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Company”), and each of the purchasers listed in Schedule B attached thereto (the “Purchasers”), the Company has issued and sold to the Purchasers $110,000,000 aggregate principal amount of its 4.34% Series A Guaranteed Senior Notes due January 2, 2023 (the “Series A Notes”), $259,000,000 aggregate principal amount of its 4.69% Series B Guaranteed Senior Notes due December 16, 2025 (the “Series B Notes”), and $56,000,000 aggregate principal amount of its 4.79% Series C Guaranteed Senior Notes due December 16, 2027 (the “Series C Notes”; the Series A Notes, the Series B Notes and the Series C Notes, as amended, restated or otherwise modified from time to time pursuant to Section 17 of the Note Agreement and including any such notes issued in substitution therefor pursuant to Section 13 of the Note Agreement, the “Notes”);

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in Section 26 or in the Note Agreement.

WHEREAS, the Guarantor owns a controlling interest in, and is the general partner of, the Company;

WHEREAS, the Company, the Guarantor and the Subsidiaries of the Company, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests that the Company issue and sell the Notes to the Purchasers and incur the indebtedness to be evidenced thereby;

WHEREAS, the Guarantor acknowledges that it will receive direct and indirect benefits from the issuance and sale of the Notes under the Note Agreement and, accordingly, the Guarantor is willing to guarantee the Company’s obligations to the Guarantied Parties on the terms and conditions contained herein; and

WHEREAS, the Guarantor’s execution and delivery of this Guaranty is a condition precedent to the effectiveness of the Note Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor agrees as follows:

Section 1. Guaranty. The Guarantor hereby absolutely, irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”): (a) all indebtedness and obligations owing by the Company to each Guarantied Party under or in connection with the Note Agreement and the Notes, including without limitation, the payment of all principal of, Make-Whole Amount (as defined in the Note Agreement), if any, and interest on, the Notes (including, without limitation, any interest on any overdue principal, Make-Whole Amount, if any, interest accruing after the commencement of any bankruptcy or similar proceeding, and any additional interest that would accrue but for the commencement of such proceeding and, to the extent permitted by applicable law, on any overdue interest), and all fees, charges, attorneys’ fees and other amounts payable to any Guarantied Party thereunder or in connection therewith; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; and (c) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the Guarantied Parties in the enforcement of any of the foregoing or any obligation of the Guarantor hereunder, subject to the limitations set forth in Section 15.1 of the Note Agreement.

Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of the Guarantor for its own account. Accordingly, no Guarantied Party shall be obligated or required before enforcing this Guaranty against the Guarantor: (a) to pursue any right or remedy it may have against the Company, any other guarantor of the Guarantied Obligations or any other Person or commence any suit or other proceeding against the Company, any other guarantor of the Guarantied Obligations or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Company, any other guarantor of the Guarantied Obligations or any other Person; or (c) to make demand of the Company, any other guarantor of the Guarantied Obligations or any other Person or to enforce or seek to enforce or realize upon any collateral security held by or for the benefit of any Guarantied Party which may secure any of the Guarantied Obligations.

Section 3. Guaranty Absolute. The Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any applicable law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guarantied Party with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not the Guarantor consents thereto or has notice thereof):

(a) (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Note Agreement, any Subsidiary Guaranty, any Note or any other document, instrument or agreement evidencing or relating to any

Guarantied Obligations (as amended, modified, restated, supplemented or replaced from time to time, collectively, the “Guarantied Documents”), or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, any Guarantied Document or any assignment or transfer of any Guarantied Document;

(b) any lack of validity or enforceability of any Guarantied Document or any assignment or transfer of any Guarantied Document;

(c) any furnishing to any of the Guarantied Parties (or to any other Person for the benefit of any Guarantied Party) of any security for any of the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guarantied Obligations;

(d) any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to any of the Guarantied Obligations, or any subordination of the payment of any of the Guarantied Obligations to the payment of any other liability of the Company or any other guarantor of the Guarantied Obligations;

(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Guarantor, the Company, any other guarantor of the Guarantied Obligations or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

(f) any act or failure to act by the Company, any other guarantor of the Guarantied Obligations or any other Person which may adversely affect the Guarantor’s subrogation rights, if any, against the Company, any other guarantor of the Guarantied Obligations or any other Person to recover payments made under this Guaranty;

(g) any non-perfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the Guarantied Obligations;

(h) any application of sums paid by the Company, any other guarantor of the Guarantied Obligations or any other Person with respect to the liabilities of the Company, any other guarantor of the Guarantied Obligations or any other Person to any of the Guarantied Parties, regardless of what liabilities of the Company remain unpaid;

(i) any defect, limitation or insufficiency in the borrowing powers of the Company or in the exercise thereof;

(j) any defense, set off, claim or counterclaim (other than payment and performance in full) which may at any time be available to or be asserted by the Company, any other guarantor of the Guarantied Obligations or any other Person against any Guarantied Party;

(k) any change in the corporate existence, structure or ownership of the Company or any other guarantor of the Guarantied Obligations;

(l) any statement, representation or warranty made or deemed made by or on behalf of the Company or any other guarantor of the Guarantied Obligations under any Guarantied Document, or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect; or

(m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor hereunder (other than payment and performance in full).

Section 4. Action with Respect to Guarantied Obligations. The Guarantied Parties may, at any time and from time to time, pursuant to the terms of the Guarantied Documents, as applicable, without the consent of, or notice to, the Guarantor, and without discharging the Guarantor from its obligations hereunder, take any and all actions described in Section 3 and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement any Guarantied Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Guarantied Obligations; (d) release the Company or any other Person liable in any manner for the payment or collection of any of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Company, any other guarantor of the Guarantied Obligations or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Guarantied Parties shall elect.

Section 5. Representations and Warranties. The Guarantor represents and warrants to the Guarantied Parties on the date hereof that all of the representations and warranties made by the Company with respect to or in any way relating to the Guarantor in the Note Agreement, as if the same were set forth herein in full.

Section 6. Covenants. The Guarantor will comply with all covenants with which the Company is to cause the Guarantor to comply under the terms of the Note Agreement or any of the other Guarantied Documents.

Section 7. Waiver. The Guarantor, to the fullest extent permitted by applicable law, hereby waives: (a) any defense based upon any legal disability or other defense of the Company, any other guarantor of the Guarantied Obligations or any other Person, or by reason of the cessation or limitation of the liability of Company from any cause other than full payment of all sums payable under the Guarantied Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of the Company or any principal of the Company or any defect in the formation of the Company or any principal of the Company; (c) any defense based upon the application by the Company of the proceeds of the Notes for purposes other than the purposes represented by the Company to the Guarantied Parties or intended or understood by the Guarantied Parties or the Guarantor; (d) any and all rights and defenses arising out of an election of remedies by the Guarantied Parties, such as non-judicial foreclosure with respect to security for a guaranteed obligation, even though that election of remedies has destroyed the Guarantor’s rights of subrogation and reimbursement against the principal by the operation of law; (e) any defense based upon the Guarantied Parties’ failure to disclose to the Guarantor any information concerning the Company’s financial condition or any other circumstances bearing on the Company’s ability to pay all sums payable under any of the Guarantied Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon the Guarantied Parties’ election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (i) any right of subrogation, any right to enforce any remedy which the Guarantied Parties may have against the Company, any other guarantor of the Guarantied Obligations or any other Person and any right to participate in, or benefit from, any security for any of the Guarantied Documents now or hereafter held by the Guarantied Parties; and (j) notice of acceptance hereof or any presentment, demand, protest, or notice of any kind (except to the extent expressly required under the Note Agreement or any other Guarantied Document, as applicable), and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of the Guarantor or which otherwise might operate to discharge the Guarantor from its obligations hereunder.

Section 8. Inability to Accelerate Notes. If any Guarantied Party is prevented under applicable law or otherwise from demanding or accelerating payment, upon an Event of Default, of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Guarantied Parties shall be entitled to receive from the Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

Section 9. Reinstatement of Guarantied Obligations. If claim is ever made on any Guarantied Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and such Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by such Guarantied Party with any such claimant (including the Company or a trustee in bankruptcy for the Company), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of any of the Guarantied Documents, or any other instrument evidencing any liability of the Company, and the Guarantor shall be and remain liable to such Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to such Guarantied Party.

Section 10. Subrogation. Upon the making by the Guarantor of any payment hereunder for the account of the Company or any other guarantor of the Guarantied Obligations, the Guarantor shall be subrogated to the rights of the payee against the Company or such other guarantor; provided, however, that the Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action the Guarantor may have against the Company or such other guarantor arising by reason of any payment or performance by the Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been paid and performed in full. If any amount shall be paid to the Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, the Guarantor shall hold such amount in trust for the benefit of the Guarantied Parties and shall forthwith pay such amount to the Guarantied Parties to be credited and applied against the

Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Note Agreement or to be held by any Guarantied Party or by any other Person for the benefit of the Guarantied Parties as collateral security for any Guarantied Obligations existing. Until the Guarantied Obligations have been repaid in full, the Guarantor hereby forever waives to the fullest extent possible any and all claims the Guarantor may have against the Company or any other guarantor of the Guarantied Obligations arising out of any payment by the Guarantor to the Guarantied Parties of any of the obligations pursuant to this Guaranty, including, but not limited to, all such claims of the Guarantor arising out of any right of subrogation, indemnity, reimbursement, contribution, exoneration, payment or any other claim, cause of action, right or remedy against the Company or any other guarantor of the Guarantied Obligations, whether such claim arises at law, in equity, or out of any written or oral agreement between or among the Guarantor, the Company, such other guarantor or otherwise. The waivers set forth above are intended by the Guarantor and the Guarantied Parties to be for the benefit of the Company, and such waivers shall be enforceable by such benefitted party, or any of its successors or assigns, as an absolute defense to any action by the Guarantor against such benefitted party or the assets of such benefitted party, which action arises out of any payment by the Guarantor to the Guarantied Parties upon any of these obligations. The waivers set forth herein may not be revoked by the Guarantor without the prior written consent of the Required Holders and the Company.

Section 11. Subordination. The Guarantor hereby expressly covenants and agrees for the benefit of the Guarantied Parties that all obligations and liabilities of the Company or any other guarantor of the Guarantied Obligations to the Guarantor of whatever description, including, without limitation, all intercompany receivables of the Guarantor from the Company or any Subsidiary that is a guarantor of the Guarantied Obligations (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall exist, then the Guarantor shall not accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from the Company or any other guarantor of the Guarantied Obligations on account of, or in any manner in respect of, any Junior Claim until all of the Guarantied Obligations have been paid in full.

Section 12. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Company and its Subsidiaries, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that no Guarantied Party shall have any duty whatsoever to advise the Guarantor of information regarding such circumstances or risks.

Section 13. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 14. JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL.

(a) The Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty. To the fullest extent permitted by applicable law, the Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Guarantor consents to process being served by or on behalf of any Guarantied Party in any suit, action or proceeding of the nature referred to in Section 14(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified pursuant to Section 20 or at such other address of which such Guarantied Party shall then have been notified pursuant to such Section. The Guarantor agrees that such service upon receipt (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 14 shall affect the right of any Guarantied Party to serve process in any manner permitted by law, or limit any right that any Guarantied Party may have to bring proceedings against the Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE GUARANTOR AND (BY ACCEPTING THE BENEFITS HEREOF) EACH GUARANTIED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY, THE NOTES OR ANY OTHER GUARANTIED DOCUMENT.

Section 15. Waiver of Remedies. No delay or failure on the part of any Guarantied Party in the exercise of any right or remedy it may have against the Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by any Guarantied Party of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

Section 16. Termination. This Guaranty shall remain in full force and effect until payment in full of the Guarantied Obligations and the other Obligations and the termination or cancellation of all Guarantied Documents in accordance with their respective terms.

Section 17. Successors and Assigns. Each reference herein to any Guarantied Party shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to the Guarantor shall be deemed to include the Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding. The Guarantied Parties may, in accordance with the applicable provisions of the Note Agreement, assign, transfer or sell any Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, the Guarantor and without releasing, discharging or modifying the Guarantor’s obligations hereunder. The Guarantor hereby consents to the delivery by any Guarantied Party to any assignee or transferee (or any prospective assignee or transferee) of an interest in the Notes of any financial or other information regarding the Company or the Guarantor. The Guarantor may not assign or transfer its obligations hereunder to any Person without the prior written consent of each Guarantied Party and any such assignment or other transfer to which all of the Guarantied Parties have not so consented shall be null and void.

Section 18. Amendments. This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), only with the written consent of the Guarantor and the Required Holders, provided that no waiver or consent of Sections 1, 2, 3, 4, 5, 7, 8, 9, 10, 11, 16, 23 or this Section 18 shall be effected without the consent of each Guarantied Party.

Section 19. Payments. All payments to be made by the Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Guarantied Parties pursuant to Section 14.2 of the Note Agreement, not later than the date one Business Day after demand therefor.

Section 20. Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to the Guarantor at its address set forth below its signature hereto, (b) to any Guarantied Party at its address for notices provided for in the Note Agreement or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered or sent by overnight courier, when delivered; provided, however, that in the case of the immediately preceding clauses (i) through (iii), non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

Section 21. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 22. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

Section 23. Limitation of Liability. No Guarantied Party or any of its Related Parties shall have any liability with respect to, and the Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Guarantor in connection with, arising out of, or in any way related to, this Guaranty, any of the other Guarantied Documents, or any of the transactions contemplated by this Guaranty or any of the other Guarantied Documents. The Guarantor hereby waives, releases, and agrees not to sue any Guarantied Party or any of its Related Parties for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, any of the other Guarantied Documents, or any of the transactions contemplated thereby.

Section 24. Electronic Delivery of Certain Information. The Guarantor acknowledges and agrees that information regarding the Guarantor may be delivered electronically pursuant to Section 7.4 of the Note Agreement.

Section 25. Time. Time is of the essence with respect to each and every provision of this Guaranty.

Section 26. Definitions.

(a) For the purposes of this Guaranty:

“Related Parties” means, with respect to any Guarantied Party, its Affiliates and the partners, shareholders, directors, officers, employees, agents, counsel, other advisors and representatives of such Guarantied Party or its Affiliates.

(b) Terms not otherwise defined herein are used herein with the respective meanings given them in the Note Agreement.

Section 27. Unsecured. As of the date hereof, the Notes are unsecured, and references in this Guaranty to “collateral” or to statutes which are applicable in a secured loan context are included simply in case the Notes become secured at any time in the future, though converting the Notes to secured loans is not an option contemplated by the parties at this time. This Guaranty is not intended to grant any lien in favor of the Guarantied Parties or any Person for the benefit of the Guarantied Parties and the Guarantor makes no representations as to the priority of the Guarantied Parties’ claims as against any other creditors of the Guarantor.

[Signatures on Following Page]

IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

GUARANTORS:

HUDSON PACIFIC PROPERTIES, INC.

By:
Name:
Title:

(CORPORATE SEAL)

Address for Notices:

11601 Wilshire Blvd., 6th Floor

Los Angeles, California 90025-0317

Attn: Mark T. Lammas

Telecopy Number: (310) 445-5710

Telephone Number: (310) 445-5702

EXHIBIT SG

FORM OF SUBSIDIARY GUARANTY

SUBSIDIARY GUARANTY

THIS SUBSIDIARY GUARANTY, dated as of                     , 20    (this “Guaranty”), is executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons, each a “Guarantor”, and collectively, the “Guarantors”) in favor of each Purchaser (as hereafter defined) and each other holder of Notes (as hereafter defined) (the Purchasers and such other holders each individually a “Guarantied Party” and collectively, the “Guarantied Parties”).

WHEREAS, pursuant to the Note Purchase Agreement dated as of November 16, 2015 (as amended, restated or otherwise modified from time to time, the “Note Agreement”) by and among Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Company”), and each of the purchasers listed in Schedule B attached thereto (the “Purchasers”), the Company has issued and sold to the Purchasers $110,000,000 aggregate principal amount of its 4.34% Series A Guaranteed Senior Notes due January 2, 2023 (the “Series A Notes”), $259,000,000 aggregate principal amount of its 4.69% Series B Guaranteed Senior Notes due December 16, 2025 (the “Series B Notes”), and $56,000,000 aggregate principal amount of its 4.79% Series C Guaranteed Senior Notes due December 16, 2027 (the “Series C Notes”; the Series A Notes, the Series B Notes and the Series C Notes, as amended, restated or otherwise modified from time to time pursuant to Section 17 of the Note Agreement and including any such notes issued in substitution therefor pursuant to Section 13 of the Note Agreement, the “Notes”);

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in Section 29 or in the Note Agreement.

WHEREAS, each Guarantor is owned and controlled by the Company;

WHEREAS, the Company, each Guarantor and the other Subsidiaries of the Company, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and it was determined to be in the mutual best interests of the Company and its Subsidiaries that the Company issue and sell the Notes to the Purchasers and incur the indebtedness to be evidenced thereby and continues to be in the mutual best interests on the date hereof;

WHEREAS, each Guarantor acknowledges that it either received or will receive direct and indirect benefits from the issuance and sale of the Notes under the Note Agreement and, accordingly, each Guarantor is willing to guarantee the Company’s obligations to the Guarantied Parties on the terms and conditions contained herein; and

WHEREAS, each Guarantor’s execution and delivery of this Guaranty is a requirement under the Note Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

Section 1. Guaranty. Each Guarantor hereby absolutely, irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”): (a) all indebtedness and obligations owing by the Company to each Guarantied Party under or in connection with the Note Agreement and the Notes, including without limitation, the payment of all principal of, Make-Whole Amount (as defined in the Note Agreement), if any, and interest on, the Notes (including, without limitation, any interest on any overdue principal, Make-Whole Amount, if any, interest accruing after the commencement of any bankruptcy or similar proceeding, and any additional interest that would accrue but for the commencement of such proceeding and, to the extent permitted by applicable law, on any overdue interest), and all fees, charges, attorneys’ fees and other amounts payable to any Guarantied Party thereunder or in connection therewith; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; and (c) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the Guarantied Parties in the enforcement of any of the foregoing or any obligation of any Guarantor hereunder, subject to the limitations set forth in Section 15.1 of the Note Agreement.

Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, no Guarantied Party shall be obligated or required before enforcing this Guaranty against any Guarantor: (a) to pursue any right or remedy it may have against the Company, Hudson REIT, any other Guarantor or any other Person or commence any suit or other proceeding against the Company, Hudson REIT, any other Guarantor or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Company, Hudson REIT, any other Guarantor or any other Person; or (c) to make demand of the Company, Hudson REIT, any other Guarantor or any other Person or to enforce or seek to enforce or realize upon any collateral security held by or for the benefit of any Guarantied Party which may secure any of the Guarantied Obligations.

Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any applicable law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Guarantied Party with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

(a) (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Note Agreement, the Parent Guaranty, any Note or any other document, instrument or agreement evidencing or relating to any Guarantied Obligations (as amended, modified, restated, supplemented or replaced from time to time, collectively, the “Guarantied Documents”), or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, any Guarantied Document or any assignment or transfer of any Guarantied Document;

(b) any lack of validity or enforceability of any Guarantied Document or any assignment or transfer of any Guarantied Document;

(c) any furnishing to any of the Guarantied Parties (or to any other Person for the benefit of any Guarantied Party) of any security for any of the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guarantied Obligations;

(d) any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to any of the Guarantied Obligations, or any subordination of the payment of any of the Guarantied Obligations to the payment of any other liability of the Company, Hudson REIT or any other Guarantor;

(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, the Company, Hudson REIT, any other Guarantor or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

(f) any act or failure to act by the Company, Hudson REIT, any other Guarantor or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against the Company, Hudson REIT, any other Guarantor or any other Person to recover payments made under this Guaranty;

(g) any non-perfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the Guarantied Obligations;

(h) any application of sums paid by the Company, Hudson REIT, any other Guarantor or any other Person with respect to the liabilities of the Company, Hudson REIT, any other Guarantor or any other Person to any of the Guarantied Parties, regardless of what liabilities of the Company remain unpaid;

(i) any defect, limitation or insufficiency in the borrowing powers of the Company or in the exercise thereof;

(j) any defense, set off, claim or counterclaim (other than payment and performance in full) which may at any time be available to or be asserted by the Company, Hudson REIT, any other Guarantor or any other Person against any Guarantied Party;

(k) any change in the corporate existence, structure or ownership of the Company, Hudson REIT or any Guarantor;

(l) any statement, representation or warranty made or deemed made by or on behalf of the Company, Hudson REIT or any Guarantor under any Guarantied Document, or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect; or

(m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than payment and performance in full).

Section 4. Action with Respect to Guarantied Obligations. The Guarantied Parties may, at any time and from time to time, pursuant to the terms of the Guarantied Documents, as applicable, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3 and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement any Guarantied Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Guarantied Obligations; (d) release the Company, Hudson REIT, any other Guarantor or any other Person liable in any manner for the payment or collection of any of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Company, Hudson REIT, any other Guarantor or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Guarantied Parties shall elect.

Section 5. Representations and Warranties. Each Guarantor represents and warrants to the Guarantied Parties on the date hereof (or, if later, on the date on which such Guarantor becomes a party to this Guaranty) that all of the representations and warranties made by the Company with respect to or in any way relating to such Guarantor in the Note Agreement, as if the same were set forth herein in full, and as follows:

Section 5.1. Power and Authority. Such Guarantor has the corporate, limited liability company, limited partnership or other power and authority to execute and deliver this Guaranty and to perform the provisions hereof.

Section 5.2. Authorization, Etc. This Guaranty has been duly authorized by all necessary corporate, limited liability company, limited partnership or other action on the part of such Guarantor, and constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by such Guarantor of this Guaranty will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which such Guarantor is bound or by such Guarantor or any of its properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor.

Section 5.4. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty, in each case, except for consents, approvals, authorizations, registrations, filings and declarations which have been duly obtained, taken, given or made and are in full force and effect.

Section 5.5. Status under Certain Statutes. Such Guarantor is not subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 6. Covenants. Each Guarantor will comply with all covenants with which the Company is to cause such Guarantor to comply under the terms of the Note Agreement or any of the other Guarantied Documents.

Section 7. Waiver. Each Guarantor, to the fullest extent permitted by applicable law, hereby waives: (a) any defense based upon any legal disability or other defense of the Company, Hudson REIT, any other Guarantor or any other Person, or by reason of the cessation or limitation of the liability of Company from any cause other than full payment of all sums payable under the Guarantied Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of the Company or any principal of the Company or any defect in the formation of the Company or any principal of the Company; (c) any defense based upon the application by the Company of the proceeds of the Notes for purposes other than the purposes represented by the Company to the Guarantied Parties or intended or understood by the Guarantied Parties or such Guarantor; (d) any and all rights and defenses arising out of an election of remedies by the Guarantied Parties, such as non-judicial foreclosure with respect to security for a guaranteed obligation, even though that election of remedies has destroyed any Guarantor’s rights of subrogation and reimbursement against the principal by the operation of law; (e) any defense based upon the Guarantied Parties’ failure to disclose to any Guarantor any information concerning the Company’s financial condition or any other circumstances bearing on the Company’s ability to pay all sums payable under any of the Guarantied Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon the Guarantied Parties’ election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (i) any right of subrogation, any right to enforce any remedy which the Guarantied Parties may have against the Company, Hudson REIT, any Guarantor or any other Person and any right to participate in, or benefit from, any security for any of the Guarantied Documents now or hereafter held by the Guarantied Parties; and (j) notice of acceptance hereof or any presentment, demand, protest, or notice of any kind (except to the extent expressly required under the Note Agreement or any other Guarantied Document, as applicable), and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

Section 8. Inability to Accelerate Notes. If any Guarantied Party is prevented under applicable law or otherwise from demanding or accelerating payment, upon an Event of Default, of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Guarantied Parties shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

Section 9. Reinstatement of Guarantied Obligations. If claim is ever made on any Guarantied Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and such Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by such Guarantied Party with any such claimant (including the Company or a trustee in bankruptcy for the Company), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of any of the Guarantied Documents, or any other instrument evidencing any liability of the Company, and such Guarantor shall be and remain liable to such Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to such Guarantied Party.

Section 10. Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of the Company, Hudson REIT or any other Guarantor, such Guarantor shall be subrogated to the rights of the payee against the Company, Hudson REIT or such other Guarantor; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against the Company, Hudson REIT or such other Guarantor arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been paid and performed in full. If any amount shall be paid to such Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Guarantied Parties and shall forthwith pay such amount to the Guarantied Parties to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Note Agreement or to be held by any Guarantied Party or by any other Person for the benefit of the Guarantied Parties as collateral security for any Guarantied Obligations existing. Until the Guarantied Obligations have been repaid in full, each Guarantor hereby forever waives to the fullest extent possible any and all claims such Guarantor may have against the Company, Hudson REIT or any other Guarantor arising out of any payment by such Guarantor to the Guarantied Parties of any of the obligations pursuant to this Guaranty, including, but not limited to, all such claims of such Guarantor arising out of any right of subrogation, indemnity, reimbursement, contribution, exoneration, payment or any other claim, cause of action, right or remedy against the Company, Hudson REIT or any other Guarantor, whether such claim arises at law, in equity, or out of any written or oral agreement between or among such Guarantor, the Company, Hudson REIT or such other Guarantor or otherwise. The waivers set forth above are intended by each Guarantor and the Guarantied Parties to be for the benefit of the Company, Hudson REIT and each Guarantor, and such waivers shall be enforceable by such benefitted party, or any of its successors or assigns, as an absolute defense to any action by such Guarantor against such benefitted party or the assets of such benefitted party, which action arises out of any payment by such Guarantor to the Guarantied Parties upon any of these obligations. The waivers set forth herein may not be revoked by any Guarantor without the prior written consent of the Required Holders, the Company, Hudson REIT and each Guarantor.

Section 11. Subordination. Each Guarantor hereby expressly covenants and agrees for the benefit of the Guarantied Parties that all obligations and liabilities of the Company, Hudson REIT or any other Guarantor to such Guarantor of whatever description, including, without limitation, all intercompany receivables of such Guarantor from the Company, Hudson REIT or any other Guarantor (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall exist, then no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from the Company, Hudson REIT or any other Guarantor on account of, or in any manner in respect of, any Junior Claim until all of the Guarantied Obligations have been paid in full.

Section 12. Avoidance Provisions. It is the intent of each Guarantor and the Guarantied Parties that in any Proceeding, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of applicable law, including without limitation, (a) Section 548 of the Bankruptcy Code and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The applicable laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties) shall be determined in any such Proceeding are referred to as the “Avoidance Provisions”. Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Guarantied Parties), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions.

Section 13. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Company, Hudson REIT and the other Guarantors, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that no Guarantied Party shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

Section 14. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 15. JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL.

(a) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty. To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each Guarantor consents to process being served by or on behalf of any Guarantied Party in any suit, action or proceeding of the nature referred to in Section 15(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified pursuant to Section 22 or at such other address of which such Guarantied Party shall then have been notified pursuant to such Section. Each Guarantor agrees that such service upon receipt (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 15 shall affect the right of any Guarantied Party to serve process in any manner permitted by law, or limit any right that any Guarantied Party may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) EACH GUARANTOR AND (BY ACCEPTING THE BENEFITS HEREOF) EACH GUARANTIED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY, THE NOTES OR ANY OTHER GUARANTIED DOCUMENT.

Section 16. Waiver of Remedies. No delay or failure on the part of any Guarantied Party in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by any Guarantied Party of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

Section 17. Termination and Release. This Guaranty shall remain in full force and effect with respect to each Guarantor until payment in full of the Guarantied Obligations and the other Obligations and the termination or cancellation of all Guarantied Documents in accordance with their respective terms. At the request and sole expense of the Company, any Guarantor shall be released from its obligations hereunder (i) in accordance with Section 9.9(b) of the Note Agreement and (ii) in the event that all the Company’s Ownership Share of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction not prohibited by the Note Agreement.

Section 18. Successors and Assigns. Each reference herein to any Guarantied Party shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding. The Guarantied Parties may, in accordance with the applicable provisions of the Note Agreement, assign, transfer or sell any Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor’s obligations hereunder. Each Guarantor hereby consents to the delivery by any Guarantied Party to any assignee or transferee (or any prospective assignee or transferee) of an interest in the Notes of any financial or other information regarding the Company or any Guarantor. No Guarantor may assign or transfer its obligations hereunder to any Person without the prior written consent of each Guarantied Party and any such assignment or other transfer to which all of the Guarantied Parties have not so consented shall be null and void.

Section 19. JOINT AND SEVERAL OBLIGATIONS. THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND ACCORDINGLY, EACH GUARANTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE “GUARANTIED OBLIGATIONS” AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER.

Section 20. Amendments. This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), only with the written consent of the Guarantors and the Required Holders, provided that no waiver or consent of Sections 1, 2, 3, 4, 5, 7, 8, 9, 10, 11, 17, 25 or this Section 20 shall be effected without the consent of each Guarantied Party.

Section 21. Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Guarantied Parties pursuant to Section 14.2 of the Note Agreement, not later than the date one Business Day after demand therefor.

Section 22. Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to any Guarantied Party at its address for notices provided for in the Note Agreement or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered or sent by overnight courier, when delivered; provided, however, that in the case of the immediately preceding clauses (i) through (iii), non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

Section 23. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 24. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

Section 25. Limitation of Liability. No Guarantied Party or any of its Related Parties shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty, any of the other Guarantied Documents, or any of the transactions contemplated by this Guaranty or any of the other Guarantied Documents. Each Guarantor hereby waives, releases, and agrees not to sue any Guarantied Party or any of its Related Parties for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, any of the other Guarantied Documents, or any of the transactions contemplated thereby.

Section 26. Electronic Delivery of Certain Information. Each Guarantor acknowledges and agrees that information regarding the Guarantor may be delivered electronically pursuant to Section 7.4 of the Note Agreement.

Section 27. Time. Time is of the essence with respect to each and every provision of this Guaranty.

Section 28. Right of Contribution. The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment, such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor’s Contribution Share of such Excess Payment. The payment obligations of any Guarantor under this Section shall be subordinate and subject in all respects, including right of payment, to the Guarantied Obligations until such time as the Guarantied Obligations have been paid and performed in full, and none of the Guarantors shall exercise any right or remedy under this Section against any other Guarantor until such Guarantied Obligations have been paid and performed in full. Subject to Section 10 of this Guaranty, this Section shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under applicable law against the Company, Hudson REIT or any other Guarantor in respect of any payment of Guarantied Obligations. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall cease to be a Guarantor in accordance with the applicable provisions of the Note Agreement.

Section 29. Definitions.

(a) For the purposes of this Guaranty:

“Contribution Share” means, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Company, Hudson REIT and the Guarantors (other than the maker of such Excess Payment) exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Company, Hudson REIT and the Guarantors) of the Company, Hudson REIT and the Guarantors (other than the maker of such Excess Payment); provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, (x) any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment and (y) any Person that was a Guarantor but that is no longer a Guarantor subsequent to the date of any such payment shall be deemed to not have been a Guarantor on the date of such payment and the financial information for such Person shall be excluded in connection with such payment.

“Excess Payment” means the amount paid by any Guarantor in excess of its Ratable Share of any Guarantied Obligations.

“Proceeding” means any of the following: (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any applicable law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

“Ratable Share” means, for any Guarantor in respect of any payment of Guarantied Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guarantied Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of Guarantors hereunder) of the Guarantors; provided, however, that, for purposes of calculating the Ratable Shares of the Guarantors in respect of any payment of Guarantied Obligations, (x) any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment and (y) any Person that was a Guarantor but that is no longer a Guarantor subsequent to the date of any such payment shall be deemed to not have been a Guarantor on the date of such payment and the financial information for such Person shall be excluded in connection with such payment.

“Related Parties” means, with respect to any Guarantied Party, its Affiliates and the partners, shareholders, directors, officers, employees, agents, counsel, other advisors and representatives of such Guarantied Party or its Affiliates.

(b) As used herein, “Guarantors” shall mean, as the context requires, collectively, (i) each Subsidiary identified as a “Guarantor” on the signature pages hereto, (ii) each other Person that joins this Guaranty as a Guarantor pursuant to Section 9.9(a) of the Note Agreement and (iii) the successors and permitted assigns of the foregoing.

(c) Terms not otherwise defined herein are used herein with the respective meanings given them in the Note Agreement.

Section 30. Unsecured. As of the date hereof, the Notes are unsecured, and references in this Guaranty to “collateral” or to statutes which are applicable in a secured loan context are included simply in case the Notes become secured at any time in the future, though converting the Notes to secured loans is not an option contemplated by the parties at this time. This Guaranty is not intended to grant any lien in favor of the Guarantied Parties or any Person for the benefit of the Guarantied Parties and the Guarantors make no representations as to the priority of the Guarantied Parties’ claims as against any other creditors of the Guarantors.

[Signatures on Following Page]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

GUARANTORS:

[GUARANTOR]

By:
Name:
Title:

(CORPORATE SEAL)

Address for Notices:

c/o Hudson Pacific Properties, Inc.

11601 Wilshire Blvd., 6th Floor

Los Angeles, California 90025-0317

Attn: Mark T. Lammas

Telecopy Number: (310) 445-5710

Telephone Number: (310) 445-5702

ANNEX I

FORM OF ACCESSION AGREEMENT

ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT, dated as of                     , 20    (this “Agreement”) executed and delivered by             , a             (the “New Guarantor”) in favor of each Purchaser (as hereafter defined) and each other holder of Notes (as hereafter defined) (the Purchasers and such other holders each individually a “Guarantied Party” and collectively, the “Guarantied Parties”).

WHEREAS, pursuant to the Note Purchase Agreement dated as of November 16, 2015 (as amended, restated or otherwise modified from time to time, the “Note Agreement”) by and among Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Company”), and each of the Purchasers listed in Schedule B attached thereto (the “Purchasers”), the Company has issued and sold to the Purchasers $110,000,000 aggregate principal amount of its 4.34% Series A Guaranteed Senior Notes due January 2, 2023 (the “Series A Notes”), $259,000,000 aggregate principal amount of its 4.69% Series B Guaranteed Senior Notes due December 16, 2025 (the “Series B Notes”), and $56,000,000 aggregate principal amount of its 4.79% Series C Guaranteed Senior Notes due December 16, 2027 (the “Series C Notes”; the Series A Notes, the Series B Notes and the Series C Notes, as amended, restated or otherwise modified from time to time pursuant to Section 17 of the Note Agreement and including any such notes issued in substitution therefor pursuant to Section 13 of the Note Agreement, the “Notes”);

WHEREAS, the New Guarantor is owned and controlled by the Company;

WHEREAS, the Company, the New Guarantor and the other Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and it was determined to be in the mutual best interests of the Company and its Subsidiaries to obtain the financial accommodations from the Guarantied Parties through their collective efforts;

WHEREAS, the New Guarantor acknowledges that it has or will receive direct and indirect benefits from the issuance and sale of the Notes under the Note Agreement and, accordingly, the New Guarantor is willing to guarantee the Company’s obligations to the Guarantied Parties on the terms and conditions contained herein; and

WHEREAS, the New Guarantor’s execution and delivery of this Agreement is a requirement under the Note Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows:

Section 1. Accession to Guaranty. The New Guarantor hereby agrees that it is a “Guarantor” under the Subsidiary Guaranty, dated as of                     , 20    (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantors party thereto in favor of the Guarantied Parties, and assumes all obligations of a “Guarantor” thereunder, all as if the New Guarantor had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Guarantor hereby:

(a) irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty);

(b) makes to the Guarantied Parties as of the date hereof each of the representations and warranties contained in Section 5 of the Guaranty and agrees to be bound by each of the covenants contained in Section 6 of the Guaranty; and

(c) consents and agrees to each provision set forth in the Guaranty.

Section 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Note Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

NEW GUARANTOR:

[NEW GUARANTOR]

By:
Name:
Title:

(CORPORATE SEAL)

Address for Notices:

c/o Hudson Pacific Properties, Inc.

11601 Wilshire Blvd., 6th Floor

Los Angeles, California 90025-0317

Attn: Mark T. Lammas

Telecopy Number: (310) 445-5710

Telephone Number: (310) 445-5702

SG-16